SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported) - November 7, 2001


                             VALLEY NATIONAL BANCORP
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)


                                1-11277 22-247875
           (Commission File Number) (IRS Employer Identification No.)


                    1455 Valley Road, Wayne, New Jersey 07470
                    (Address of Principal Executive Offices)


                                 (973) 305-3380
                         (Registrant's Telephone Number)

Item 5 - Other Events

     On November 8, 2001, Valley National Bancorp announced the completion of a $175.0 million public offering of 7 3/4% trust originated preferred securities. Valley issued the preferred securities through its wholly owned subsidiary VNB Capital Trust I, a Delaware business trust. Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Sandler O'Neill & Partners, L.P., Legg Mason Wood Walker, Incorporated, Lehman Brothers Inc., Ryan Beck & Co., L.L.C. Salomon Smith Barney and UBS Warburg served as representatives of the underwriters for the offering. An additional $25.0 million in preferred securities were sold by Valley on November 15, 2001 upon the exercise of the underwriters' overallotment option. Valley intends to use the net proceeds for general corporate purposes. Attached as exhibits are the Amended and Restated Declaration of Trust, Indenture and Preferred Securities Guarantee Agreement executed by Valley in connection with the issuance of the preferred securities.


Item 7 - Exhibits

99.1     Press Release dated November 8, 2001.

99.2 Amended and Restated Declaration of Trust of VNB Capital Trust I, dated as of November 7, 2001.

99.3 Indenture among VNB Capital Trust I, The Bank of New York, as Debenture Trustee, and Valley, dated as of November 7, 2001.

99.4 Preferred Securities Guarantee Agreement among VNB Capital Trust I, The Bank of New York, as Guarantee Trustee, and Valley, dated as of November 7, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VALLEY NATIONAL BANCORP



                                        By: /s/ Christine K. Mozer-Baldyga
                                            Christine K. Mozer-Baldyga
                                            First Vice President & Controller
                                            (Principal Accounting Officer)

Dated:  November 16, 2001

                                  EXHIBIT INDEX

99.1     Press Release dated November 8, 2001.

99.2 Amended and Restated Declaration of Trust of VNB Capital Trust I, dated as of November 7, 2001.

99.3 Indenture among VNB Capital Trust I, The Bank of New York as Debenture Trustee, and Valley, dated as of November 7, 2001.

99.4 Preferred Securities Guarantee Agreement among VNB Capital Trust I, The Bank of New York, as Guarantee Trustee, and Valley, dated as of November 7, 2001.

                                                       EXHIBIT 99.1

FOR IMMEDIATE RELEASE                       Contact: Alan D. Eskow
                                            Executive Vice President & CFO
                                            (973) 305-4003



                  VALLEY NATIONAL BANCORP ANNOUNCES COMPLETION
                OF $175.0 MILLION PUBLIC OFFERING OF 7 3/4% TRUST
                  ORIGINATED PREFERRED SECURITIESsm ("TOPrSsm")



     WAYNE, N. J., NOVEMBER 8, 2001 - Valley National Bancorp (NYSE: VLY), announced the completion of a $175.0 million public offering of 7 3/4% TOPrS. Valley issued the TOPrS through its wholly owned subsidiary VNB Capital Trust I, a Delaware business trust. Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Sandler O'Neill & Partners, L.P., Legg Mason Wood Walker, Incorporated, Lehman Brothers Inc., Ryan Beck & Co., L.L.C. Salomon Smith Barney and UBS Warburg served as representatives of the underwriters for the offering. Valley has granted the underwriters an option to purchase up to an additional $25.0 million in TOPrS within 30 days of closing to cover overallotments, if any. Valley intends to use the net proceeds for general corporate purposes.

     Valley National Bancorp is a regional bank holding company headquartered in Wayne, New Jersey. Its principal subsidiary, Valley National Bank, including its Merchants Bank of New York Division, currently operates 126 offices located in 79 communities serving 10 counties throughout northern New Jersey and Manhattan.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

                                                            EXHIBIT 99.2

                                AMENDED AND RESTATED
                                DECLARATION OF TRUST
                                VNB CAPITAL TRUST I
                           Dated as of November 7, 2001

                                CROSS-REFERENCE TABLE*


Section of
Trust Indenture Act                                                 Section of
of 1939, as amended                                                 Declaration


310(a).....................................................................5.3
310(b)...........................................................5.3(c); 5.3(d)
311(a)...................................................................2.2(b)
311(b)...................................................................2.2(b)
312(a)...................................................................2.2(a)
312(b)...................................................................2.2(b)
313........................................................................2.3
314(a)......................................................2.4; 2.7(c); 3.6(j)
314(c).....................................................................2.5
315(a).............................................................3.6(j); 3.9
315(b)...................................................................2.7(a)
315(c)...................................................................3.9(a)
315(d)...................................................................3.9(b)
316(a).....................................................................2.6
316(c)...................................................................3.6(e)
317(a)...........................................................3.8(e); 3.8(h)
317(b).............................................................3.8(i); 7.5
318........................................................................2.1

* This Cross-Reference Table does not constitute part of this Declaration and shall not affect the interpretation of any of its terms or provisions.

                                    TABLE OF CONTENTS

                                                                           Page

ARTICLE I     INTERPRETATION AND DEFINITIONS.................................1

ARTICLE II        TRUST INDENTURE ACT........................................9

SECTION 2.1        Trust Indenture Act; Application.................. .......9

SECTION 2.2        Lists of Holders of Securities............................9

SECTION 2.3        Reports by the Property Trustee..........................10

SECTION 2.4        Periodic Reports to Property Trustee.....................10

SECTION 2.5        Evidence of Compliance with Conditions Precedent.........10

SECTION 2.6        Events of Default; Waiver................................11

SECTION 2.7        Default; Notice..........................................12

ARTICLE III       ..........................................................13

SECTION 3.1        Name.....................................................13

SECTION 3.2        Office...................................................13

SECTION 3.3        Purpose..................................................13

SECTION 3.4        Authority................................................14

SECTION 3.5        Title to Property of the Trust...........................14

SECTION 3.6        Powers and Duties of the Administrative Trustees.........14

SECTION 3.7        Prohibition of Actions by the Trust and the Trustees.....17

SECTION 3.8        Powers and Duties of the Property Trustee................18

SECTION 3.9        Certain Duties and Responsibilities of the
                         Property Trustee...................................21

SECTION 3.10       Certain Rights of Property Trustee.......................22

SECTION 3.11       Delaware Trustee.........................................24

SECTION 3.12       Execution of Documents...................................25

SECTION 3.13       Not Responsible for Recitals or Issuance of Securities...25

SECTION 3.14       Duration of Trust........................................25

SECTION 3.15       Mergers..................................................25

SECTION 3.16       Property Trustee May File Proofs of Claim................27

Article IV        ..........................................................28

SECTION 4.1        Sponsor's Purchase of Common Securities..................28

SECTION 4.2        Responsibilities of the Sponsor..........................28

SECTION 4.3        Right to Proceed.........................................29

SECTION 4.4        Right to Dissolve Trust..................................29

ARTICLE V         ..........................................................29

SECTION 5.1        Number of Trustees; Appointment of Co-Trustee............29

SECTION 5.2        Delaware Trustee.........................................30

SECTION 5.3        Property Trustee; Eligibility............................31

SECTION 5.4        Certain Qualifications of Administrative Trustees and
                         Delaware Trustee Generally.........................32

SECTION 5.5        Administrative Trustees..................................32

SECTION 5.6       Appointment, Removal and Resignation of Trustees..........33

SECTION 5.7        Vacancies among Trustees.................................35

SECTION 5.8        Effect of Vacancies......................................35

SECTION 5.9        Meetings.................................................35

SECTION 5.10       Delegation of Power......................................36

SECTION 5.11       Merger, Conversion, Consolidation or Succession
                         to Business........................................36

ARTICLE VI        ..........................................................36

SECTION 6.1        Distributions............................................36

SECTION 6.2        Redemption...............................................37

ARTICLE VII       ..........................................................37

SECTION 7.1        General Provisions Regarding Securities..................37

SECTION 7.2        Execution and Authentication.............................37

SECTION 7.3        Form and Dating..........................................38

SECTION 7.4        Registrar and Paying Agent...............................39

SECTION 7.5        Paying Agent to Hold Money in Trust......................40

SECTION 7.6        Replacement Securities...................................40

SECTION 7.7        Outstanding Preferred Securities.........................40

SECTION 7.8        Preferred Securities in Treasury.........................41

SECTION 7.9        Temporary Securities.....................................41

SECTION 7.10       Cancellation.............................................42

SECTION 7.11       CUSIP Numbers............................................42

ARTICLE VIII      ..........................................................42

SECTION 8.1        Dissolution of Trust.....................................42

ARTICLE IX        ..........................................................43

SECTION 9.1        Transfer of Securities...................................43

SECTION 9.2        Transfer Procedures and Restrictions.....................44

SECTION 9.3        Book-Entry Interests.....................................47

SECTION 9.4        Notices to Clearing Agency...............................48

SECTION 9.5        Appointment of Successor Clearing Agency.................48

ARTICLE X          .........................................................48

SECTION 10.1       Liability................................................48

SECTION 10.2       Exculpation..............................................49

SECTION 10.3       Fiduciary Duty...........................................49

SECTION 10.4       Indemnification..........................................50

SECTION 10.5       Outside Businesses.......................................53

ARTICLE XI         .........................................................54

SECTION 11.1       Fiscal Year..............................................54

SECTION 11.2       Certain Accounting Matters...............................54

SECTION 11.3       Banking..................................................54

SECTION 11.4       Withholding..............................................55

ARTICLE XII        .........................................................55

SECTION 12.1       Amendments...............................................55

SECTION 12.2       Meetings of the Holders; Action by Written Consent.......58

ARTICLE XIII       .........................................................59

SECTION 13.1       Representations and Warranties of Property Trustee.......59

SECTION 13.2       Representations and Warranties of Delaware Trustee.......60

ARTICLE XIV        .........................................................61

SECTION 14.1       Notices..................................................61

SECTION 14.2       Governing Law............................................62

SECTION 14.3       Intention of the Parties.................................63

SECTION 14.4       Headings.................................................63

SECTION 14.5       Successors and Assigns...................................63

SECTION 14.6       Partial Enforceability...................................63

SECTION 14.7       Counterparts.............................................63

ANNEX I           ..........................................................I-1

EXHIBIT A-1                                                                 A-1

EXHIBIT A-2                                                                 B-1

                                   AMENDED AND RESTATED
                                   DECLARATION OF TRUST
                                  OF VNB CAPITAL TRUST I
                              Dated as of November 7, 2001

             AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of November 7, 2001, by and among the Trustees (as defined herein), the Sponsor (as defined herein) and the Holders (as defined herein), from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;


                  WHEREAS, the Delaware Trustee (as defined herein) and the Sponsor established VNB Capital Trust I (the "Trust"), a trust created under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of October 4, 2001 (the "Original Declaration"), and a Certificate of
Trust filed with the Secretary of State of the State of Delaware on October 12, 2001, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in certain Debentures of the Sponsor (each as hereinafter defined), and engaging in only those activities necessary, advisable or incidental thereto; and


                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;


                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, ratify the actions of each Trustee taken prior to the date hereof;


                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                                        ARTICLE I
                               INTERPRETATION AND DEFINITIONS


                  Unless the context otherwise requires:


                  (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Article I;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;


                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;


                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;


                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;


                  (f) a term defined in the Indenture (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and


                  (g) a reference to the singular includes the plural and vice versa.


                  "Administrative Trustee" has the meaning set forth in Section 5.1.


                  "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.


                  "Agent" means any Paying Agent, Registrar or Exchange Agent.


                  "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.


                  "Book-Entry Interest" means a beneficial interest in the Global Preferred Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing
Agency as described in Section 9.3.


                  "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in Wilmington, Delaware, Wayne, New Jersey or New York, New York, are authorized or required by law or executive order to remain closed.


                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a global certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.


                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.


                  "Closing Date" means the "Closing Date" as defined in the Underwriting Agreement.


                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.


                  "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.


                  "Common Securities" has the meaning specified in Section
7.1(a).


                  "Common Security Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A-2.


                  "Common Securities Guarantee" means the Common Securities Guarantee Agreement, dated as of the Closing Date, entered into by Valley National Bancorp, with respect to the Common Securities.


                  "Common Securities Subscription Agreement(s)" means the Common Securities Subscription Agreement(s), dated as of the Closing Date or the Date of Delivery, as the case may be, between the Trust and Valley National Bancorp relating to the Common Securities.


                  "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.


                  "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located 5 Penn Plaza, 13th Floor, New York, New York 10001.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.


                  "Date of Delivery" means the "Date of Delivery" as defined in the Underwriting Agreement.


                  "Debenture Subscription Agreement(s)" means the Debenture Subscription Agreement(s), dated as of the Closing Date, or the Date of Delivery, as the case may be, between the Sponsor and the Trust in respect of the Debentures.


                  "Debenture Trustee" means The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.


                  "Debentures" means the 7 3/4% Junior Subordinated Deferrable Interest Debentures due Debenture 15, 2031 of the Sponsor issued pursuant to the Indenture.


                  "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.


                  "Definitive Preferred Securities" has the meaning set forth in Section 7.


                  "Delaware Trustee" has the meaning set forth in Section 5.1.


                  "Direct Action" has the meaning set forth in Section 3.8(e).


                  "Distribution" means a distribution payable to Holders in accordance with Section 6.1.


                  "DTC" means The Depository Trust Company, the initial Clearing Agency.


                  "Event of Default" with respect to the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing with respect to the Debentures.


                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.


                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.


                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

                  "Fiscal Year" has the meaning set forth in Section 11.1.


                  "Global Preferred Security"  has the meaning set forth in
Section 7.3.


                  "Holder" means a Person in whose name a Security or Successor Security is registered on the register maintained by or on behalf of the Registrar, such Person being a beneficial owner of the Trust within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.


                  "Indenture" means the Indenture, dated as of the Closing Date, between the Sponsor and the Debenture Trustee, as amended from time to time.


                  "Initial Optional Redemption Date" has the meaning set forth in Section 4(b) of Annex I hereto.


                  "Investment Company" means an investment company as defined in the Investment Company Act.


                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.


                  "Investment Company Event" has the meaning set forth in
Section 4(c) of Annex I hereto.


                  "Legal Action" has the meaning set forth in Section 3.6(g).


                  "Like Amount" has the meaning set forth in Section 3 of Annex I hereto.


                  "List of Holders" has the meaning set forth in Section 2.2(a).


                  "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, excluding the Trust and the Sponsor and any Affiliate thereof, who are the record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to but excluding the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:


                           (a)      a statement  that each officer  signing the
Certificate has read the covenants or conditions and the definitions relating thereto;


                           (b)      a brief  statement of the nature and scope
of the examination or investigation undertaken by each officer in rendering the Certificate;


                           (c)      a  statement  that each  such  officer has
made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and


                           (d)      a statement as to whether or not, in the
opinion of each such officer, such condition or covenant has been complied with.


                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.


                  "Participants" has the meaning specified in Section 7.3.


                  "Paying Agent"  has the meaning specified in Section 7.4.


                  "Payment Amount" has the meaning specified in Section 6.1.


                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.


                  "Preferred Securities" means the Trust Originated Preferred Securitiessm ("TOPrSsm") specified in Section 7.1(a).


                  "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement, dated as of the Closing Date, by Valley National Bancorp in respect of the Preferred Securities.


                  "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Preferred Security Certificate" has the meaning set forth in Section 9.3.


                  "Property Trustee" has the meaning set forth in Section
5.3(a).


                  "Property Trustee Account" has the meaning set forth in
Section 3.8(c)(i).


                  "Prospectus" means the prospectus included as part of the Registration Statement.


                  "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.


                  "Redemption Price" has the meaning set forth in Section 4(a) of Annex I hereto.


                  "Registrar" has the meaning set forth in Section 7.4.


                  "Registration Statement" means the Registration Statement on Form S-3 used to register the Preferred Securities.


                  "Regulatory Capital Event" has the meaning set forth in
Section 4(c) of Annex I hereto.


                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.


                  "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.


                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.


                  "Securities" or "Trust Securities" means the Common Securities and the Preferred Securities.


                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.


                  "Special Event" has the meaning set forth in Section 4(c) of Annex I hereto.


                  "Special Event Redemption Price" has the meaning set forth in
Section 4(c) of Annex I hereto.


                  "Sponsor" means Valley National Bancorp, a New Jersey corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.


                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.6(b)(ii).


                  "Successor Entity" has the meaning set forth in Section 3.15(b)(i).


                  "Successor Property Trustee" has the meaning set forth in
Section 3.8(f)(ii).


                  "Successor Securities" has the meaning set forth in
Section 3.15(b)(i).


                  "Super Majority" has the meaning set forth in
Section 2.6(a)(ii).


                  "Tax Event" has the meaning set forth in Section 4(c) of Annex I hereto.


                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).


                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.


                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in or owing to the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Declaration.


                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Underwriting Agreement" means the purchase agreement relating to the Preferred Securities, dated as of October 31, 2001, by and among the Trust, the Sponsor and the underwriters named therein.


                  "10% in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, excluding the Trust and the Sponsor and any Affiliate thereof, who are the record owners of 10% or more of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.


                                       ARTICLE II
                                  TRUST INDENTURE ACT

SECTION 2.1               Trust Indenture Act; Application.


                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.


                  (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.


                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.


                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.


SECTION 2.2                Lists of Holders of Securities.


                  (a)      Each of the  Sponsor and the  Administrative
Trustees  on behalf of the Trust  shall  provide the  Property
Trustee,  unless the  Property  Trustee is  Registrar  for the  Securities,
(i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that, neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent
List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.


                  (b) The Property Trustee shall comply with its obligations under Section 311(a), 311(b) and 312(b) of the Trust Indenture Act.


SECTION 2.3             Reports by the Property Trustee.


                  (a) By June 14 of each year, commencing June 14, 2002, the Property Trustee shall provide to the Holders of the Preferred Securities such reports, dated as of May 15 of each year, as are required by Section
313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.


                  (b) A copy of each report shall, at the time of transmission to the Holders be filed by the Property Trustee with each national securities exchange national market or other organization upon which the Preferred Securities are listed, and also with the Commission and the Sponsor. The Sponsor and/or the Trust shall promptly notify the Property Trustee when the Preferred Securities are listed on any national securities exchange, national market or other organizations and/or delisting thereof.


SECTION 2.4             Periodic Reports to Property Trustee.


                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee and the Commission such documents, reports and information as are required by Section 314 (if any) of the Trust Indenture Act and shall provide to the Property Trustee the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.


SECTION 2.5             Evidence of Compliance with Conditions Precedent.


                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6            Events of Default; Waiver.


                  (a) The Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:


                           (i)      is not waivable under the Indenture,  the
Event of Default under the Declaration  shall also not be waivable; or


                           (ii)     requires  the  consent or vote of greater
than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.


The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.


                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided, that, if the underlying Event of Default under the Indenture:


                           (i)      is not waivable under the Indenture,
except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or


                           (ii)     requires  the  consent or vote of a Super
Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;


provided, further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences if all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.


                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.


SECTION 2.7             Default; Notice.


                  (a) The Property Trustee shall, within 90 days after a Responsible Officer has actual knowledge of the occurrence of a Default with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders, notices of all such Defaults, unless such Defaults have been cured before the giving of such notice or previously waived; provided, however, that except in the case of a Default arising from the nonpayment of principal of or interest (including Compounded Interest and Additional Sums (as such terms are defined in the Indenture), if any), on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.


                  (b) The Property Trustee shall not be deemed to have knowledge of any Default or Event of Default except:


                           (i)      a Default or Event of Default  under
Sections 5.1(a) (other than the payment or nonpayment of Compounded Interest and Additional Sums) and 5.1(b) of the Indenture; or

                           (ii)     any  Default or Event of Default  as to
which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.


                  (c)      Within ten Business Days after a Responsible
Officer has actual knowledge of the occurrence of any Event of Default, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Preferred Securities, by mail, first class postage prepaid, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.


                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1             Name.


                  The Trust is named VNB Capital Trust I as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.


SECTION 3.2             Office


                  The address of the principal office of the Trust is c/o Valley National Bancorp, 1455 Valley Road, Wayne, New Jersey 07470. On ten Business Days' prior written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.


SECTION 3.3             Purpose.


                  The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto, including without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.


     By the acceptance of this Trust, the Trustees, the Sponsor, the Holders of the Preferred Securities and Common Securities and the Preferred Securities Beneficial Owners will agree to treat the Trust as a grantor trust for United States federal income tax purposes and not to take any position which is contrary to such classification.


SECTION 3.4            Authority.


                  Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by one or more of the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.


SECTION 3.5             Title to Property of the Trust.


                  Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.


SECTION 3.6             Powers and Duties of the Administrative Trustees.


                  The Administrative Trustees acting individually or together shall have the exclusive right, power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:


                           (a)      to execute, enter into and deliver and
perform the Common Securities Subscription Agreement(s) and to execute, deliver, issue and sell the Securities in accordance with this Declaration; provided, however, that except as contemplated in Section 7.1(a), (i) the Trust may issue no more than one series of Preferred
Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;


                           (b)      in  connection  with the  issue  and sale
of the  Preferred  Securities,  at the  direction  of the Sponsor, to:


                                    (i)     execute  and  file  with  the
Commission,   the  Registration  Statement,   including  the Prospectus, and
any amendments thereto prepared by the Sponsor, in relation to the offering and sale of Preferred Securities;

                                    (ii)    execute and file any documents
prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities under the federal securities laws or the securities laws of any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;


                                    (iii)   execute  and  file  any  document,
prepared by the Sponsor, to permit the Preferred Securities to trade or be quoted or listed in or on the New York Stock Exchange or any other securities exchange, quotation system or the Nasdaq National Market;


                                    (iv)    execute,  enter into and deliver
any letters, documents or instruments with DTC and other Clearing Agencies relating to the Preferred Securities; and


                                    (v)     if required,  execute and file with
the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be.


                           (c)      to execute,  enter into,  deliver and
perform its obligations under the Debenture Subscription Agreement(s) and to acquire the Debentures with the proceeds from the issuance of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;


                           (d)      to give the Sponsor and the Property
Trustee  prompt written notice of the occurrence of a Special Event;


                           (e)      to establish a record date with respect to
all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders with respect to such actions and applicable record dates;


                           (f)      to take all  actions and perform  such
duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;


                           (g)      to the fullest extent permitted by law, to
bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;


     (h) to employ or otherwise engage employees, agents (who may be designated as officers with titles), managers, contractors, advisors, and consultants and pay reasonable compensation for such services, provided that such person is a United States person as defined in Section 7701(a)(30) of the Code;


                           (i)      to cause the Trust to comply with the
Trust's obligations under the Trust Indenture Act;


                           (j)      to give the  certificate  required  by
Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;


                           (k)      to incur expenses that are necessary or
incidental to carry out any of the purposes of the Trust;


                           (l)      to act as, or  appoint  another  Person to
act as, Registrar for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;


                           (m)      to give prompt  written  notice to the
Property Trustee and to the Holders of any notice received from the Sponsor of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;


                           (n)      to take all action that may be necessary or
appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;


                           (o)      to take any action,  not  inconsistent
with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:


                                    (i)     causing the Trust not to be deemed
to be an Investment Company required to be registered under the Investment Company Act;


                                    (ii)    causing  the Trust to  continue  to
be classified for United States federal income tax purposes as a grantor trust; and


                                    (iii)   cooperating   with  the  Sponsor
to  ensure  that  the  Debentures   will  be  treated  as indebtedness of the
Sponsor for United States federal income tax purposes;

                           (p)      to take all action necessary to cause the
effectiveness of the Registration Statement under the Securities Act and the qualification of the Indenture under the Trust Indenture Act;


                           (q)      to take all action  necessary to cause all
applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust;


                           (r)      to the extent provided in this Declaration
and at the direction of the Sponsor, to take all action necessary to dissolve and liquidate the Trust and to prepare, execute and file a certificate of cancellation with the Secretary of State of the State of Delaware;


                           (s)      to  execute,  deliver  and  perform  its
obligations  under  the  Common  Securities  Subscription Agreement(s), and


                           (t)      to execute and deliver all  documents,
agreements, certificates and instruments, exercise all rights and powers, perform all duties and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing or the transactions contemplated thereby.


                  The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.


                  Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.


                  Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.


SECTION 3.7             Prohibition of Actions by the Trust and the Trustees.


                  The Trust shall not, and the Trustees (including the Property Trustee, the Delaware Trustee and the Administrative Trustees) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. Notwithstanding any provision in this Declaration to the contrary, the Trust shall not:


                           (i)      invest any proceeds  received by the Trust
from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;


                           (ii)     acquire any assets other than as expressly
provided herein;

                           (iii)    possess  Trust  Property  for other than a
Trust purpose or execute any mortgage in respect of, or pledge, any Trust Property;


                           (iv)     make any loans or incur any indebtedness
other than loans represented by the Debentures;


                           (v)      possess any power or otherwise act in such
a way as to vary the Trust Property or the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);


                           (vi)     issue any securities or other evidences of
beneficial ownership of, or beneficial interest in, the Trust other than the Securities;


                           (vii)    other than as  provided  in this
Declaration or Annex I hereto, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, or (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable;


                           (viii)   consent to any amendment,  modification  or
termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes; or


                           (ix)     take any  action  inconsistent  with the
status of the Trust as a grantor trust for United States federal income tax purposes.


SECTION 3.8             Powers and Duties of the Property Trustee.


                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section
5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.


                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).


                  (c)      The Property Trustee shall:

                           (i)      establish  and maintain a segregated
non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.1; funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration; and the Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Preferred Securities, unless the Preferred Securities are not rated, in which case the banking institution's long-term unsecured indebtedness shall be rated at least investment grade by a "nationally recognized statistical rating organization;"


                           (ii)     engage  in such  ministerial  activities
as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and


                           (iii)    upon written notice of distribution  issued
by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events.


                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.


                  (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Securities has made a written request, such Holder of Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Sponsor to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person. If an Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay the principal of or interest (including Compounded Interest and Additional Sums, if any) on the Debentures on the date such principal or interest (including Compounded Interest and Additional Sums, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Sponsor for enforcement of payment to such Holder of the principal of or interest (including Compounded Interest and Additional Sums, if any) on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the

     Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in such Direct Action.


                  Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.


                  (f) The Property Trustee shall continue to serve as a Trustee until either:


                           (i)      the Trust has been  completely  liquidated
and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities and this Declaration; or


                           (ii)     a successor  Property  Trustee has been
appointed and has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").


                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.


                  (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.


                  (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is acting as Paying Agent.


                  (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.


                  Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in
Section 3.3.

SECTION 3.9       Certain Duties and Responsibilities of the Property Trustee.


     (a) The Property Trustee, before the occurrence of any Event of Default (of which, other than in the case of Events of Default under Sections 5.1(a) and 5.1(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. If no Event of Default exists and the Property Trustee is required to decide between alternative courses of action or to construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which Holders are entitled under this Declaration to vote, then the Property Trustee shall take such action as directed by the Sponsor and, if not directed, shall take such action as it deems advisable and in the best interests of the Holders and will have no liability, except for its own bad faith, negligence or willful misconduct. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.


     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


     (i) prior to the occurrence of an Event of Default (of which, other than in the case of Events of Default under Sections 5.1(a) and 5.1(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred:


     (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

     (B) in the absence of bad faith on
the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration;

     (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts; (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration; (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers; (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

     (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;


     (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and


     (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.


     SECTION 3.10   Certain Rights of Property Trustee.


                  (a)      Subject to the provisions of Section 3.9:


     (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

     (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;


     (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;


     (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;


     (v) the Property Trustee may consult with counsel or other experts of its selection, and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;


     (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, however, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default (of which, other than in the case of Events of Default under Sections 5.1(a) and 5.1(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge), of its obligation to exercise the rights and powers vested in it by this Declaration;


     (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;


     (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, custodian, nominee or attorney appointed with due care by it hereunder, provided that such agent, custodian, nominee or attorney is a United States person as defined in Section 7701(a)(30) of the Code;


     (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;


     (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;


     (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and


     (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.


     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.


SECTION 3.11   Delaware Trustee.


     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or Property Trustee described in this Declaration (except as required under the Business Trust Act). Except as set forth in
Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust
Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Business Trust Statute. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders, it is hereby understood and agreed by the other parties hereto and the Holders that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement.


SECTION 3.12   Execution of Documents.


     Unless otherwise required by applicable law, each Administrative Trustee, individually, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6.


SECTION 3.13   Not Responsible for Recitals or Issuance of Securities.


     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.


SECTION 3.14   Duration of Trust.


The Trust, unless earlier dissolved pursuant to the provisions of Article VIII hereof, shall dissolve on November 7, 2032.


SECTION 3.15   Mergers.


     (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) and except with respect to the distribution of Debentures to Holders pursuant to Section 8.1(a)(iii) of this Declaration or
Section 3 of Annex I.


     (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:


     (i)      such successor entity (the "Successor Entity") either:


     (A) expressly assumes all of the obligations of the Trust under the Securities; or


     (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;


     (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee with respect to the Debentures;


     (iii) the Successor Securities (excluding any securities substituted for the Common Securities) are listed, quoted or included for trading, or any Successor Securities will be listed, quoted or included for trading upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed, quoted or included;


     (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) or the Debentures to be downgraded by any nationally recognized statistical rating organization that publishes a rating on the Preferred Securities or the Debentures;


     (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);


     (vi) the Successor Entity has a purpose substantially identical to that of the Trust;


     (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

     (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);


     (B)  following  such  merger,  consolidation,   amalgamation,  replacement,
conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and


     (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;


     (viii) the Sponsor or any permitted successor or assignee of the Sponsor owns all of the common securities of the Successor Entity and guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees; and


     (ix) there shall have been furnished to the Property Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.


     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.


SECTION 3.16   Property Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and


     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trust, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.


     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                    Article IV
                                     SPONSOR

SECTION 4.1    Sponsor's Purchase of Common Securities.


     At the Closing Date and each Date of Delivery the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued and sold.


SECTION 4.2    Responsibilities of the Sponsor.


     In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrative Trustees to engage in, the following activities:


     (a) to prepare and file with the Commission the Registration Statement, including any amendments thereto, and the Prospectus;


     (b) to determine the states of the United States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;



     (c) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to permit the Preferred Securities to trade or be quoted or listed in or on the New York Stock Exchange, or any other securities exchange, quotation system or the Nasdaq National Market;


     (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be, including any amendments thereto; and


     (e) to negotiate the terms of, execute, enter into and deliver the Underwriting Agreement.


SECTION 4.3    Right to Proceed.


     The Sponsor acknowledges the rights of the Holders of Preferred Securities described in Section 3.8(e) hereof.


SECTION 4.4    Right to Dissolve Trust.


     The Sponsor will have the right at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, to cause the Debentures to be distributed to the Holders in liquidation of the Trust. Such right is subject to the Sponsor's having received
(i) an Opinion of Counsel to the effect that such distribution will not cause the Holders of Preferred Securities to recognize gain or loss for United States federal income tax purposes and (ii) all required regulatory approvals.


                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1      Number of Trustees; Appointment of Co-Trustee.


                  The number of Trustees initially shall be five (5), and:


     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;


     provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is at least 21 years of age and who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration, including Sections
5.3 and 13.1 hereof. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee and any such co-trustee may be removed in accordance with Section 5.6(iii);


     (c) at all times the  Property  Trustee  must be (i) a bank as  defined  in
Section 581 of the Code or (ii) a United States government-owned agency or United States government-sponsored enterprise; and


     (d) at all times, each Trustee must be a United States person as defined in
Section 7701(a)(30) of the Code.


SECTION 5.2         Delaware Trustee.


     For so long as required by the Business Trust Act, the Delaware Trustee shall be:


     (a) a natural person who is a resident of the State of Delaware; or


     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, however, that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.


                  The initial Delaware Trustee shall be:


                  The Bank of New York (Delaware)
                  White Clay Center
                  Route 273
                  Newark, Delaware 19711
                  Attn: Corporate Trust Department
                  Telephone:
                  Telecopier:

SECTION 5.3       Property Trustee; Eligibility.


                  (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:


                           (i)      not be an Affiliate of the Sponsor; and


     (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.


     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).


     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 330(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.


     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310 (b) of the Trust Indenture Act.

                  (e)      The initial Property Trustee shall be:


                  The Bank of New York
                  5 Penn Plaza, 13th Floor
                  New York, New York 10001
                  Attn: Corporate Trust Trustee Administration
                  Telephone:  212-328-7629
                  Telecopier:  212-896-7298


SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.


     Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.


SECTION 5.5          Administrative Trustees.


                           The initial Administrative Trustees shall be:


                           Gerald H. Lipkin
                           Alan D. Eskow
                           Jack Blackin

                           c/o Valley National Bancorp
                           1455 Valley Road
                           Wayne, New Jersey 07470
                           Telephone: 973-305-8800
                           Telecopier: 973-305-8415


     (a) Except as otherwise expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.


     (b) Unless otherwise required by the Business Trust Act or other applicable law, any Administrative Trustee acting alone is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.


     (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative
Trustees  have power and  authority  to cause the Trust to execute  pursuant  to
Section 3.6.


SECTION 5.6        Appointment, Removal and Resignation of Trustees.


     (a) Subject to Section 5.6(b) hereof and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:


     (i) until the issuance of any Securities, by written instrument executed by the Sponsor;


     (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and


     (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, only by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class, and with respect to the Administrative Trustees, in the manner set forth in Section 5.6(a)(ii) hereof.


     (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Administrative Trustees and the Sponsor; and


     (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee), the Administrative Trustees and the Sponsor.


     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:


     (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

     (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware Trustee (if the resigning Property Trustee is not also the Delaware Trustee) and the resigning Property Trustee; or


     (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders; and


     (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Property Trustee (if the resigning Delaware Trustee is not also the Property Trustee), the Sponsor and the resigning Delaware Trustee.


     (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Preferred Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.


     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper to prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.


     (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.


     (g) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.


     (h) Any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Successor Delaware Trustee in the State of Delaware.

SECTION 5.7        Vacancies among Trustees.


     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.l, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.


SECTION 5.8        Effect of Vacancies.


     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, liquidate or annul the Trust or to terminate this Declaration. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the
Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.


SECTION 5.9       Meetings.


     If  there  is  more  than  one  Administrative  Trustee,  meetings  of  the
Administrative  Trustees  shall be held  from  time to time upon the call of any
Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative
Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that, a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such
Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10       Delegation of Power.


     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; provided that such person is a United States person as defined in Section 7701(a)(30) of the Code; and


     (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration; provided that such person is a United States person as defined in Section 7701(a)(30) of the Code.


     SECTION  5.11    Merger,   Conversion,  Consolidation  or  Succession  to
Business. Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and provided further that such Person shall file an amendment to the Certificate of Trust with the Delaware Secretary of State as contemplated in Section 5.6(h).


                                       ARTICLE VI
                                     DISTRIBUTIONS

SECTION 6.1        Distributions.


     Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Sponsor makes a payment of interest (including Compounded Interest and Additional Sums) and/or principal on the Debentures held by the Property Trustee with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the terms of the Securities, subject to Section 9 of Annex I.

SECTION 6.2       Redemption.


     The Trust shall redeem the Securities in accordance with the applicable terms of the relevant Holders' Securities.


                                        ARTICLE VII
                                   ISSUANCE OF SECURITIES

SECTION 7.1        General Provisions Regarding Securities.


     (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of Trust Originated Preferred Securitiessm ("TOPrSsm") (the "Preferred Securities") representing undivided preferred beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein) and one class of common securities (the "Common Securities") representing undivided common beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.


     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.


     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued and, subject to the terms of this Declaration, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and entitled to the benefits of this Declaration, and the Holders thereof shall be entitled to the benefits of this Declaration.


     (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.


SECTION 7.2       Execution and Authentication.


     (a) Each certificate evidencing the Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not an Administrative Trustee.


     (b) One Administrative Trustee shall sign each certificate evidencing the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by an Administrative Trustee on behalf of the Trust, an Administrative Trustee shall sign the Common Securities for the Trust by manual signature.


     (c) A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration. A Common Security shall be valid upon execution by an Administrative Trustee without any act of the Property Trustee.


     (d) Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in Annex I hereto except as provided in
Section 7.6.


     (e) The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee hereunder with respect to the Sponsor or an Affiliate.


SECTION 7.3        Form and Dating.


     Except as otherwise set forth in this Declaration, the Preferred Securities and Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibits A-1 and A-2, respectively. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A-1. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to an Administrative Trustee, as evidenced by the execution thereof. The Securities may have letters, "CUSIP" or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage, provided that, any such notation, legend or endorsement is in a form acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Trust at the direction of the Sponsor, shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and, to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.


     Preferred Securities offered and sold as provided in the Underwriting Agreement shall be issued in the form of a single permanent global Preferred Security in definitive, fully registered form without distribution coupons and with the legends set forth in Exhibit A-1 hereto (the "Global Preferred Security"), which shall be deposited on behalf of the purchasers represented thereby with the Property Trustee, at its Corporate Trust Office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.


     An Administrative Trustee shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially a single Global Preferred Security that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency, and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or, if no such written instructions are received by the Property Trustee, held by the Property Trustee as custodian for the Clearing Agency.


     Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to the Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in the Global Preferred Security.


     Except as provided in Section 7.9 or 9.2(e), owners of beneficial interests in the Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities ("Definitive Preferred Securities").


SECTION 7.4        Registrar and Paying Agent.


     The Trust shall maintain in Wilmington, Delaware (i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar"), and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar and the term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee, the Administrative Trustees and the Sponsor. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent and Registrar for the Common Securities.


                  The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.


SECTION 7.5       Paying Agent to Hold Money in Trust.


     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.


SECTION 7.6       Replacement Securities.


     If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, an Administrative Trustee shall execute and the Property Trustee shall authenticate and make available for delivery a replacement Security if the Property Trustee's requirements are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.


SECTION 7.7      Outstanding Preferred Securities.


     The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Preferred Security is replaced pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced Preferred Security is held by a bona fide purchaser.


     If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.


     A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.


SECTION 7.8      Preferred Securities in Treasury.


     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.


SECTION 7.9     Temporary Securities.


     (a) Until Definitive Preferred Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Preferred Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate Definitive Preferred Securities in exchange for temporary Securities.


     (b) The Global Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to
Section 7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Preferred Securities only if such transfer complies with Section 9.2.


     (c) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of Definitive Preferred Securities pursuant to this
Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Preferred Securities of authorized denominations in the form of Definitive Preferred Securities. Any portion of the Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

     (d) Subject to the provisions of Section 7.9(c), the Holder of the Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.


     (e) In the  event  of the  occurrence  of any of the  events  specified  in
Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Preferred Securities in fully registered form without distribution coupons.


SECTION 7.10      Cancellation.


     The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, payment, replacement or cancellation and shall dispose of canceled Preferred Securities in accordance with its customary procedures unless the Trust otherwise directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has exchanged.


SECTION 7.11     CUSIP Numbers.


     The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Preferred Securities; provided, that, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.


                                    ARTICLE VIII
                                DISSOLUTION OF TRUST


SECTION 8.1       Dissolution of Trust.


                  (a)      The Trust shall automatically dissolve:


     (i) upon any event specified in Section 5.1(d) or (e) of the Indenture;

     (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;


     (iii) upon receipt by the Property Trustee of written notice from the Sponsor directing the Property Trustee to dissolve the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor) and distribute a Like Amount of the Debentures to the Holders, and provided, further, that such direction and such distribution is conditioned on (a) the receipt by the Sponsor of any and all required regulatory approvals, and (b) the Sponsor's receipt and delivery to the Administrative Trustees of an opinion of independent tax counsel experienced in such matters, which opinion may rely on public or private rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures;


     (iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;


     (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;


     (vi) upon the redemption or repayment of the Debentures or at such time as no Debentures are outstanding; or


     (vii) the expiration of the term of the Trust provided in Section 3.14.


     (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a) and the satisfaction of creditors of the Trust in accordance with applicable law, the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.


     (c) The provisions of Section 3.9 and Article X shall survive the dissolution and termination of the Trust.


                                      ARTICLE IX
                                 TRANSFER OF INTERESTS

SECTION 9.1        Transfer of Securities.


     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in accordance with the terms of the

     Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.


     (b) Subject to this Article IX, Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.


     (c) For so long as the Securities  remain  outstanding,  the Sponsor agrees
(i) not to transfer ownership of the Common Securities of the Trust, provided that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities, (ii) not to cause, as Sponsor of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up or liquidation of the Trust, except as provided in this Declaration and (iii) to use its best efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Debentures to the Holders in liquidation of the Trust, the redemption of all of the Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Declaration,
(b) not to be an Investment Company for purposes of the Investment Company Act, and (c) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.


     (d) The Registrar shall provide for the registration of Preferred Securities and of the transfer of Preferred Securities, which will be effected without charge but only upon payment in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Preferred Securities, an Administrative Trustee shall cause one or more new Preferred Securities to be issued in the name of the designated transferee or transferees. Every Preferred Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Security surrendered for registration of transfer shall be delivered to the Registrar and canceled in accordance with Section 7.10. A transferee of a Preferred Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Preferred Security. By acceptance of a Preferred Security or any interest therein, each transferee shall be deemed to have agreed to be bound by this Declaration.


SECTION 9.2        Transfer Procedures and Restrictions.


     (a) When Definitive Preferred Securities are presented to the Registrar or co-registrar:


     (x) to register the transfer of such Definitive Preferred Securities; or


     (y) to exchange such Definitive Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Preferred Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.


     (b) A Definitive Preferred Security may not be exchanged for a beneficial interest in the Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by such Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Clearing Agency to cause, the aggregate number of Preferred
Securities represented by the Global Preferred Security to be increased accordingly. If the Global Preferred Security is not then outstanding, an Administrative Trustee on behalf of the Trust may issue and the Property Trustee may authenticate, upon written order of any Administrative Trustee, a new Global Preferred Security representing an appropriate number of Preferred Securities.


     (c) The transfer and exchange of the Global Preferred Security or beneficial interests therein shall be effected through the Clearing Agency in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.


     (d) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (e) of this Section 9.2), the Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.


     (e) If at any time: (i) a Default or an Event of Default has occurred and is continuing, (ii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration, or (iii) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act, and, in each case, a clearing agency is not appointed by the Sponsor within 90 days of receipt of such notice or of becoming aware of such condition, then an Administrative Trustee on behalf of the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrative Trustee requesting the authentication and delivery of Definitive Preferred

     Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Preferred Securities, equal in number to the number of Preferred Securities represented by the Global Preferred Security, in exchange for such Global Preferred Security.


     (f) At such time as all beneficial interests in the Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee and the Clearing Agency or its nominee to reflect such reduction.


     (g) (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and the Global Preferred Security at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.


     (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment in respect of any tax or other governmental charge that may be imposed in relation to it.


     (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Preferred Securities for redemption and ending at the close of business on the day of such mailing or (b) any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.


     (iv) Prior to the due presentation for registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.


     (v) All Preferred Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such registration of transfer or exchange.


     (h) (i) The Property Trustee shall have no responsibility or obligation to any Preferred Security Beneficial Owner, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing  Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of the Global Preferred Security).


     The rights of Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any Preferred Security Beneficial Owners.


     (ii) The Property Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Clearing Agency Participants or Preferred Security Beneficial Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.


     (iii) Minimum Transfers. Preferred Securities may only be transferred in minimum denominations of $25.00 and multiples of $25.00 in excess thereof.


SECTION 9.3        Book-Entry Interests.


     The Global Preferred Security shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency and no Preferred Security Beneficial Owner will receive physical delivery of a definitive Preferred Security certificate (a "Preferred Security Certificate") representing such Preferred Security Beneficial Owner's interests in such Global Preferred Security, except as provided in Section 9.2 and Section
7.9. Unless and until Definitive Preferred Securities have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.2 or Section 7.9:


     (a) the provisions of this Section 9.3 shall be in full force and effect;


     (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Preferred Security and receiving approvals, votes or consents hereunder) as the sole Holder of the Global Preferred Security and shall have no obligation to the Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.3 conflict with any other provisions of this Declaration, the provisions of this Section 9.3 shall control; and


     (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and the Clearing Agency shall receive and transmit payments of Distributions on the Global Preferred Security to such Clearing Agency Participants; provided, however, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, the Trustees, with respect to the Global Preferred Security, may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part; and the Clearing Agency will also make book-entry transfers among the Clearing Agency Participants.


SECTION 9.4        Notices to Clearing Agency.


     Whenever a notice or other communication to the Preferred Security Holders is required to be given by a Trustee under this Declaration, such Trustee shall give all such notices and communications specified herein to be given to the Holder of the Global Preferred Security to the Clearing Agency and shall have no notice obligations to the Preferred Security Beneficial Owners.


SECTION 9.5       Appointment of Successor Clearing Agency.


     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.


                                        ARTICLE X
                   LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                                    TRUSTEES OR OTHERS


SECTION 10.1      Liability.


     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:


     (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

     (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.


     (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities) to the extent not satisfied out of the Trust's assets.


     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.


SECTION 10.2        Exculpation.


     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.


     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.


SECTION 10.3       Fiduciary Duty.


     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.


                  (b)      Unless otherwise expressly provided herein:

     (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person, or


     (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.


     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:


     (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or


     (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.


SECTION 10.4       Indemnification.


     (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.


     (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.


     (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
Section 10.4(a), or in defense of any claim, issue or matter therein, he or she shall be indemnified by the Sponsor, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.


     (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.


     (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative

     Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that the Common Security Holder did not believe to be in, or believed was opposed to, the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that a Company Indemnified Person deliberately breached his or her duty to the Trust or its Common or Preferred Security Holders.


     (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.


     (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Sponsor would have the power to indemnify him or her against such liability under the provisions of this Section 10.4(a).


     (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.


     (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, action, suit, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without negligence (or gross negligence on the part of the Delaware Trustee) or bad faith on the part of such Fiduciary
Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.


     (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence (or gross negligence on the part of the Delaware Trustee) or bad faith.


SECTION 10.5       Outside Businesses.


     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.



                                    ARTICLE XI
                                    ACCOUNTING

SECTION 11.1       Fiscal Year.


     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.


SECTION 11.2       Certain Accounting Matters.


     (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.


     (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.


     (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.


SECTION 11.3       Banking.


     The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.


SECTION 11.4       Withholding.


     The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall cause to be filed required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claim of excess withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                    ARTICLE XII
                              AMENDMENTS AND MEETINGS

SECTION 12.1       Amendments.


     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:


     (i) the Sponsor and the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees);


     (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and


     (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.


     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

     (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);


     (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:


     (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and


     (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; provided, however, that the Property Trustee shall not be required to sign any such amendment; and


     (iii) to the extent the result of such amendment would be to:


     (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;


     (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or


     (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.


     (c) At such time after the Trust has issued any Securities that remain outstanding, the Declaration may also be amended by the Trustees and the Sponsor with


     (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and


     (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act;

     provided, however, that, without the consent of each Holder of Trust Securities affected thereby, the Declaration may not be amended to


     (i) change the amount or timing of any Distribution on, or the payment required to be made in respect of, the Trust Securities as of a specified date or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date;


                           (ii)     change any prepayment provisions; or


     (iii) restrict the right of a Holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date;


     (d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;


     (e) Article Four shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;


     (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and


     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders to:


     (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; and


     (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;


     provided, however, that in each clause above, such action shall not adversely affect in any material respect the interests of the Holders, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2       Meetings of the Holders; Action by Written Consent.


     (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Preferred Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.


     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:


     (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders; any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting; prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing; and the Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;


     (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting; no proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy; every proxy shall be revocable at the pleasure of the Holder executing it; and, except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

     (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and


     (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                       ARTICLE XIII
             REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1       Representations and Warranties of Property Trustee.


     The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:


     (a) the Property Trustee is a New York banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or the State of New York, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;


     (b) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Declaration has been duly executed and delivered by the Property Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);


     (c) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee;

     (d) no consent, approval or authorization of, or registration with or notice to, any federal or state banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration; and


     (e) the Property Trustee satisfies the requirements set forth in Section 5.3(a).


SECTION 13.2       Representations and Warranties of Delaware Trustee.


     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:


     (a) the Delaware Trustee is a Delaware banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;


     (b) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Declaration has been duly executed and delivered by the Delaware Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);


     (c) the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee; and


     (d) no consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and


     (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, and is a Person that satisfies for the Trust Section 3807(a) of the Business Trust Act.

                                      ARTICLE XIV
                                     MISCELLANEOUS

SECTION 14.1       Notices.


     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, overnight courier service or confirmed telecopy, as follows:


     (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):


                  VNB Capital Trust I
                  c/o Valley National Bancorp
                  1455 Valley Road
                  Wayne, New Jersey 07470
                  Attention: Alan D. Eskow
                  Telephone:  (973) 305-8800
                  Telecopier:  (973) 305-8415


     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):


                  The Bank of New York (Delaware)
                  White Clay Center
                  P.O. Box 6973
                  Route 273
                  Newark, Delaware 19711
                  Attention:  Corporate Trust Department
                  Telephone:
                  Telecopier:


     (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):


                  The Bank of New York
                  5 Penn Plaza, 13th Floor
                  New York, New York 10001
                  Attention:  Corporate Trust Administration
                  Telephone:  212-328-7629
                  Telecopier:  212-896-7298

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):


                  Valley National Bancorp
                  1455 Valley Road
                  Wayne, New Jersey 07470
                  Attention:  Alan D. Eskow
                  Telephone:  (973) 305-8800
                  Telecopier:  (973) 305-8415


     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.


     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.


SECTION 14.2       Governing Law.


     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the parties hereunder or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trust that relate to or regulate, in a manner inconsistent with the terms hereof (except as mandated by the Business Trust Act) (A) the filing with any court or governmental body or agency of Trustee accounts or schedule of Trustee fees and charges, (B) affirmative requirements to post bonds for Trustees, officers, agents or employees of a trust, (C) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property,
(D) fees or other sums payable to Trustees, officers, agents or employees of a trust, (E) the allocation of receipts and expenditures to income or principal,
(F) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing Trust assets or (G) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees hereunder as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

SECTION 14.3   Intention of the Parties.


     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.


SECTION 14.4   Headings


     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.


SECTION 14.5   Successors and Assigns.


     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.


SECTION 14.6   Partial Enforceability


     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


 SECTION 14.7  Counterparts


     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one or more of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                                /s/ Gerlad H. Lipkin
                                                Gerald H. Lipkin
                                                as Administrative Trustee


                                                /s/ Alan D. Eskow
                                                Alan D. Eskow
                                                as Administrative Trustee


                                                /s/ Jack Blackin
                                                Jack Blackin
                                                as Administrative Trustee


                                                THE BANK OF NEW YORK (DELAWARE)
                                                as Delaware Trustee


                                                By:    /s/ William T. Lewis
                                                Name:  William T. Lewis
                                                Title:    Senior Vice President
                                                THE BANK OF NEW YORK
                                                as Property Trustee


                                                By:  /s/ Julie Salovitch-Miller
                                                Name:  Julie Salovitch-Miller
                                                Title:   Vice President
                                                VALLEY NATIONAL BANCORP,
                                                as Sponsor


                                              By:      /s/ Alan D. Eskow
                                              Name:    Alan D. Eskow
                                              Title:   Executive Vice President,
                                                       Chief Financial Officer

                                      ANNEX I
                TERMS OF 7 3/4% PREFERRED SECURITIES, 7 3/4% COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration, dated as of November 7, 2001 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration, the Indenture or, if not defined in such Declaration or Indenture, as defined in the Registration Statement referred to below in Section 2(c) of this Annex I):


                  1.       Designation and Number.


     (a) Preferred Securities. Up to 8,000,000 Preferred Securities of the Trust, with an aggregate liquidation amount with respect to the assets of the Trust of Two-Hundred Million Dollars ($200,000,000) and with a liquidation amount with respect to the assets of the Trust of Twenty Five Dollars ($25) per preferred security, are hereby designated for the purposes of identification only as "7 3/4% Trust Originated Preferred Securitiessm ("TOPrSsm") (the "Preferred Securities"). The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Preferred Securities are listed, traded or quoted.


     (b) Common Securities. Up to 247,423 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Six Million One- Hundred and Eighty-Five Thousand Five Hundred and Seventy Five Dollars ($6,185,575) and a liquidation amount with respect to the assets of the Trust of Twenty Five Dollars ($25) per common security, are hereby designated for the purposes of identification only as "7 3/4% Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.


     (c) Undivided Interests. The Preferred Securities and the Common Securities represent undivided beneficial interests in the assets of the Trust.


     (d) Debentures. In connection with the purchase of the Securities, the Sponsor will deposit in the Trust, and the Trust will purchase, respectively, as trust assets, Debentures of the Sponsor having an aggregate principal amount of up to Two-Hundred and Six Million One-Hundred and Eighty-Five Thousand Five Hundred and Seventy Five Dollars ($206,185,575) and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

                  2.       Distributions.


     (a) Distributions on each Security will be payable at a fixed rate per annum of 7 3/4% (the "Coupon Rate") of the liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Interest on Debentures in arrears for more than one quarterly period will accrue additional interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law) and as a result, Distributions in arrears will accumulate additional Distributions. The term "Distributions" as used herein, includes distributions of any and all such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made with respect to the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.


     (b) As an undivided ownership interest in the Debentures, Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from November 7, 2001 and will be payable quarterly in arrears on March 15th, June 15th, September 15th and December 15th of each year, commencing December 15, 2001 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year comprised of twelve 30 day months. Distributions payable for any period shorter than a full quarterly period will be computed on the basis of a 30-day month and, for periods of less than a month, the actual number of days elapsed per 30-day month. As long as no Event of Default has occurred and is continuing under the Indenture, the Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, interest in the Debentures will continue to accrue, and, as a result, Distributions will also be deferred. Notwithstanding such deferral, interest on the Debentures will continue to accrue, and, as a result, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further defer payments of interest by further extending such Extension Period, provided that such extension does not cause such Extension Period, together with all such previous and further extensions within such Extension Period, to exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.


     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the close of business on the 1st day of the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the Interest Payment Dates for the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment with respect to the Preferred Securities will be made as described under the heading "Book-Entry Issuance-Payment and Paying Agency" in the Prospectus contained as part of the Registration Statement of the Sponsor and the Trust relating to the Securities and the Debentures. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Sponsor having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date.


     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.


                  3.       Liquidation Distribution Upon Dissolution.


     In the event of any dissolution of the Trust, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $25 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").


     "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.


     If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to the Securities shall be paid on a Pro Rata basis.

                  4.       Redemption and Distribution.


     (a) Upon the repayment of the Debentures in whole or in part, at maturity or otherwise (either at the option of the Sponsor or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received written notice no later than 45 days prior to such repayment), pro rata, to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on the Maturity Date, the Maturity Redemption Price (as defined below), (ii) in the case of the optional prepayment of the Debentures prior to the Initial Optional Redemption Date and upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional prepayment of the Debentures on or after the Initial Optional Redemption Date, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price." Holders will be given not less than 30 nor more than 60 days prior written notice of such redemption.


     (b) (i) The "Maturity Redemption Price" shall mean an amount equal to 100% of the Liquidation Amount of, plus accumulated and unpaid Distributions on, the Securities as of the Maturity Date thereof.


     (ii) The Sponsor shall have the right (subject to the conditions in the Indenture) to elect to prepay the Debentures, in whole or in part, at any time on or after November 7, 2006 (the "Initial Optional Redemption Date"), and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Optional Redemption Price on a Pro Rata basis. "Optional Redemption Price" shall mean an amount equal to 100% of the Liquidation Amount of the Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of such redemption:


     (c) If at any time an Investment Company Event, a Regulatory Capital Event or a Tax Event (each as defined below, and each a "Special Event") occurs, the Sponsor shall have the right (subject to the conditions set forth in the Indenture) at any time prior to the Initial Optional Redemption Date, to prepay the Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.


     "Investment Company Event" shall mean the receipt by the Sponsor and the Trust of an opinion of independent securities counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Sponsor or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.


     "Regulatory Capital Event" shall mean the receipt by the Sponsor and the Trust of an opinion of independent bank regulatory counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of an applicable regulatory authority for the Sponsor or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Preferred Securities do not constitute, or within 90 days of the date of such opinion will not constitute, Tier 1 Capital (or its then equivalent if the Sponsor were subject to such capital requirement) for purposes of capital adequacy guidelines of the Federal Reserve Board (or any successor regulatory authority with jurisdiction over bank holding companies), as then in effect and applicable to the Sponsor; provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Sponsor shall not in and of itself constitute a Regulatory Capital Event.


     "Special Event Redemption Price" shall mean, with respect to any redemption of the Securities following a Special Event, an amount in cash equal to 100% of the liquidation amount of the Securities plus any accumulated and unpaid Distributions thereon to the date of such redemption.


     A "Tax Event" shall occur upon receipt by the Sponsor and the Trust of an opinion of independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or
(b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) the interest payable by the Sponsor on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor, in whole or in part, for federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.


     (d) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities shall be redeemed Pro Rata and the Preferred Securities to be redeemed will be determined as described in Section 4(g)(ii) below. Upon the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, the Debentures thereafter will be subject to optional redemption, in whole, but not in part, on or after the Initial Optional Redemption Date.

     (e) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent a Like Amount of Debentures until such certificates are presented to the Sponsor or its agent for transfer or reissue.


     (f) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.


     (g)  The  procedure  with  respect  to  redemptions  or   distributions  of
Securities shall be as follows:


     (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this
Section 4(g)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.


     (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a Pro Rata basis (based upon Liquidation Amounts) not more than 60 nor less than 30 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption. With respect to Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.


     (iii) If Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice (which notice will be irrevocable), then (A) with respect to Preferred Securities issued in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the Maturity Date or the date of redemption, as the case requires, the Property

Trustee will
deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) immediately available funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the paying agent for the Preferred Securities (if other than the Property Trustee) funds sufficient to pay the applicable Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date, and provided further, that any such payment shall become due only upon surrender by the Holder of the related certificated Preferred Securities. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.


     (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders at the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of
(i) any Securities beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption, except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). If payment of the Redemption Price with respect to any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.


     (v) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) with respect to Preferred Securities issued in book-entry form, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), (B) with respect to Preferred Securities issued in certificated form, to the Holders thereof, and (C) with respect to the Common Securities, to the Holders thereof.


     (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                  5.       Voting Rights - Preferred Securities.


     (a) Except as provided under Sections 5(b), 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.


     (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Preferred Securities; provided further, where a consent under the Indenture would require the consent of Holders of a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent; provided, further that if a Debenture Event of Default has occurred and is continuing, then Holders of 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest or other required payments on the Debentures due and payable. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes after taking any such action into account.


     If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay principal of or interest or other required payments on the Debentures on the due date (or, in the case of redemption, on the redemption date), then a Holder of Preferred Securities may institute a proceeding directly against the Sponsor for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Common Securities Holder will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in such Direct Action. Except as provided in the second preceding sentence, or except as set forth in Section 3.8(e) of the Declaration, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent.


     No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.


     Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.


                  6.       Voting Rights - Common Securities.


     (a) Except as provided under Section 6(b) or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.


     (b) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time only by the Holders of a Majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.


     During any Event of Default, no vote or consent of the Holders of the Common Securities will be required or obtained by the Administrative Trustees with respect to that Event of Default, until that Event of Default has been cured or waived. During that Event of Default, the Property Trustee will act on behalf of the Holders of the Preferred Securities without regard to any vote or consent by the Holders of the Common Securities.


     If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay principal of or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct
Action directly against the Sponsor for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of Holders of Preferred Securities in respect of any payment from the Sponsor in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.


     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.


     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.


                  7.       Pro Rata.


     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by such Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by such Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding and then, only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by such Holder relative to the aggregate liquidation amount of all Common Securities outstanding.


                  8.       Ranking.


     The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the

Distributions, Redemption Price, Liquidation Distribution and any other payments to which they are entitled at such time.


     9.  Acceptance  of  Preferred  Securities   Guarantee,   Common  Securities
Guarantee. Indenture and Debentures.


     Each  Holder  of  Preferred  Securities  and  Common  Securities,   by  the
acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, the Common Securities Guarantee, the Indenture and the Debentures, as applicable, including the subordination provisions therein.


                  10.      No Preemptive Rights.


     Neither the issuance of Preferred Securities, nor the issuance of Common Securities is subject to preemptive or other similar rights. The Holders shall have no preemptive or similar rights to subscribe for any additional securities.


                  11.      Miscellaneous.


     These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee, as applicable, and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

                                   EXHIBIT A-1
                         PREFERRED SECURITY CERTIFICATE
                               [FACE OF SECURITY]

     THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.


     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


     Certificate Number: 1 Aggregate Liquidation Amount: $175,000,000


                                CUSIP Number: 92856Q 20 3


         Certificate Evidencing Preferred Securities of VNB Capital Trust I


                               7 3/4% Trust Preferred Securities


                  (liquidation amount $25.00 per Preferred Security)


     VNB Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of $175,000,000 in aggregate liquidation amount of Preferred Securities of the Trust representing undivided preferred beneficial interests in the assets of the Trust designated the 7 3/4% Trust Preferred Securities, (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust, dated as of November 7, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.


     Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.


     By acceptance hereof, the Holder agrees, for United States federal income tax purposes, to treat the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.


     IN WITNESS WHEREOF, the Trust has executed this certificate this 7th day of November 2001.


                  VNB CAPITAL TRUST I


                  By:______/s/ Alan D. Eskow__________
                           Alan D. Eskow
                           Administrative Trustee

     PROPERTY  TRUSTEE'S  CERTIFICATE OF  AUTHENTICATION  This is one of the
7 3/4% Trust  Preferred   Securities  of  VNB  Capital  Trust  I  referred  to
in  the within-mentioned Declaration.


                  Dated: November 7, 2001





                  THE BANK OF NEW YORK
                  not in its individual capacity but solely as Property Trustee





                  By:______/s/ Julie Salovitch-Miller_________
                           Julie Salovitch-Miller
                           Vice President

                         [REVERSE  OF  SECURITY]

  As  an  undivided   beneficial   interest  in  the
Debentures, each Preferred Security will be paid Distributions at a fixed rate per annum of 7 3/4% (the "Coupon Rate") of the liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Interest on the Debentures, and, as a result, Distributions, in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any and all such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.


     Interest on the Debentures will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, or if no Distributions have been paid, from November 7, 2001 and will be payable quarterly in arrears on March 15th, June 15th, September 15th and December 15th of each year, commencing December 15, 2001, except as otherwise described below. As a result, Distributions on the Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from November 7, 2001 and will be payable quarterly in arrears, on March 15th, June 15th, September 15th and December 15th of each year, commencing December 15, 2001, except as otherwise described below. Distributions will be computed on the basis of a 360-day year of twelve 30-day months. Interest, and, as a result, Distributions payable for any period shorter than a full quarterly period will be computed on the basis of a 30-day month and, for periods of less than a month, the actual number of days elapsed per 30-day month. As long as no Event of Default has occurred and is continuing under the Indenture, the Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarterly calendar periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred.


     Notwithstanding such deferral, quarterly interest payments will continue to accrue, and, as a result, Distributions will continue to accumulate (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures), at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any Extension Period, the Sponsor may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not (i) exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, (ii) end on a date other than an Interest Payment Date for the Debentures or (iii) extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.


     Subject to receipt by the Sponsor of any and all required regulatory approvals and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust, and after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.


     The Preferred Securities shall be redeemable as provided in the Declaration. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                  TEN CON - as tenants in common


                  TENANT - as tenants in the entireties


                  JT TEN - as joint tenants with right of survival


                  UNIF GIFT MIN ACT - under Uniform Gift to Minors Act and not as tenants


                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby assigns and transfers this Preferred Security Certificate to:


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          --------------------------------------------------------------------


          -------------------------------------------------------------------
          (Assignee's  social  security or tax identification number)





                  (Address and zip code of assignee)





                  and irrevocably appoints


            ------------------------------------------------------------------


           -------------------------------------------------------------------


                                                     agent


                  to transfer this Preferred Security Certificate on the books of the Trust.


                  The agent may substitute another to act for him or her.


                  Date:_________________


                  Signature:________________________________________________


                  (Sign exactly as your name appears on the other side of this
                   Preferred Security Certificate)


                  Signature Guarantee:______________________________________


     Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the

Registrar,   which  requirements  include  membership  or
participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      EXHIBIT A-2
                              COMMON SECURITY CERTIFICATE
                                  [FACE OF SECURITY]

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


This Certificate is not transferable except in compliance with Section 9.1(c) of the Declaration.


        Certificate Evidencing Common Securities of VNB Capital Trust I

                                7 3/4% Common Securities
                    (liquidation amount $25 per Common Security)


     VNB Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Valley National Bancorp (the "Holder") is the registered owner of 216,495 common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7 3/4% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Subject to the terms of Section 9.1(c) of the Declaration (as defined below), the Common Securities are not transferable and any attempted transfer shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of the Trust dated as of November 7, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.


     Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.


     By acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 7th day of November 2001.


                                     VNB CAPITAL TRUST I


                                     By: /s/ Alan D. Eskow
                                         Alan D. Eskow
                                         Administrative Trustee

                              [REVERSE OF SECURITY]

Distributions on each Common Security will be payable
at a rate of 7 3/4% per annum (the "Coupon Rate") of the liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any and all such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.


     Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from November 7, 2001 and will be payable quarterly in arrears, on March 15th, June 15th, September 15th and December 15th of each year, commencing December 15, 2001, except as otherwise described below.


     Distributions will be computed on the basis of a 360-day year of twelve 30-day months. Distributions payable for any period shorter than a full quarterly period will be computed on the basis of a 30-day month and, for periods of less than a month, the actual number of days elapsed per 30-day month. As long as no Event of Default has occurred and is continuing under the Indenture, the Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any Extension Period, the Sponsor may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not (i) exceed to 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, (ii) end on a date other than an Interest Payment Date for the Debentures or (iii) extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.


     Subject to the receipt by the Sponsor of any and all required regulatory approvals and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust, and after satisfaction of liabilities to creditors of the Trust, cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.


     The Common Securities shall be redeemable as provided in the Declaration. Under certain circumstances, the rights of the holders of the Common Securities shall be subordinate to the rights of the holders of the Preferred Securities, as provided in the Declaration.

                                                            EXHIBIT 99.3


                             VALLEY NATIONAL BANCORP

                             ______________________

                             _____________________
                                   INDENTURE
                           Dated as of November 7, 2001
                            ______________________


                              THE BANK OF NEW YORK,
                              as Debenture Trustee

                            _____________________
                  JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES
                  __________________________________________________

     Tie Sheet of provisions of Trust Indenture Act of 1939 with Indenture dated as of November 7, 2001 between Valley National Bancorp and The Bank of New York, as Debenture Trustee:


                    ACT SECTION....... INDENTURE SECTION


310(a)(1)...................................................................6.9
310(a)(2).......................................................6.9, 6.10, 6.11
310(a)(3)...................................................................N/A
310(a)(4)...................................................................N/A
310(a)(5).......................................................6.9, 6.10, 6.11
310(b)......................................................................6.8
310(c)......................................................................N/A
311(a).....................................................................6.13
311(b).....................................................................6.13
311(c)......................................................................N/A
312(a).........................................................4.1(a) and 4.2(a)
312(b)....................................................................4.2(b)
312(c)....................................................................4.2(c)
313(a)....................................................................4.4(a)
313(b)(1).................................................................4.4(a)
313(b)(2).................................................................4.4(a)
313(c)....................................................................4.4(a)
313(d)....................................................................4.4(b)
314(a).................................................................3.5, 4.3
314(b)......................................................................N/A
314(c)(1)..........................................................6.7 and 13.6
314(c)(2)..........................................................6.7 and 13.6
314(c)(3)...................................................................N/A
314(d)......................................................................N/A
314(e)................................................................6.7, 13.6
314(f)......................................................................N/A
315(a)(c) and (d)...........................................................6.1
315(b)......................................................................5.8
315(e)......................................................................5.9
316(a)(1)...................................................................5.7
316(a)(2).........................................N/A  316(a) last sentence 9.2
316(b)..............................................................5.7 and 9.2
316(c)..............................................................7.1 and 9.2
317(a)......................................................................5.5
317(b)......................................................................6.5
318........................................................................13.8


              THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS
                                                                          Page

ARTICLE I     DEFINITIONS..................................................1

Additional Sums............................................................1

Affiliate..................................................................1

Allocable Amounts..........................................................2

Authenticating Agent.......................................................2

Bankruptcy Law.............................................................2

Board of Directors.........................................................2

Board Resolution...........................................................2

Book-Entry Preferred Securities............................................2

Business Day...............................................................2

Commission.................................................................2

Common Securities..........................................................2

Common Securities Guarantee................................................3

Common Stock...............................................................3

Compounded Interest........................................................3

Corporation................................................................3

Corporation Request........................................................3

Coupon Rate................................................................3

Custodian..................................................................3

Debenture Trustee......................................................... 3

Declaration................................................................3

Default....................................................................3

Defaulted Interest.........................................................3

Deferred Interest......................................................... 3

Definitive Securities......................................................4

Depositary.................................................................4

Dissolution Event......................................................... 4

Event of Default.........................................................  4

Exchange Act.............................................................. 4

Extended Interest Payment Period...........................................4

Federal Reserve............................................................4

Global Security............................................................4

Indebtedness...............................................................4

Indebtedness Ranking on a Parity with the Securities.......................5

Indebtedness Ranking Junior to the Securities..............................5

Indenture..................................................................5

Initial Optional Redemption Date...........................................5

Interest Payment Date......................................................5

Investment Company.........................................................5

Investment Company Act.....................................................5

Investment Company Event...................................................5

Like Amount................................................................6

Maturity Date..............................................................6

Non Book-Entry Preferred Securities........................................6

Officers...................................................................6

Officers' Certificate......................................................6

Opinion of Counsel.........................................................6

Optional Prepayment Price..................................................6

Other Debentures...........................................................6

Other Guarantees...........................................................6

Outstanding................................................................6

Person.....................................................................7

Predecessor Security.......................................................7

Preferred Securities.......................................................7

Preferred Securities Guarantee.............................................7

Prepayment Price...........................................................7

Principal Office of the Debenture Trustee..................................8

Purchase Agreement.........................................................8

Regulatory Capital Event...................................................8

Responsible Officer........................................................8

Securities.................................................................8

Securityholder.............................................................8

Security Register..........................................................8

Senior Indebtedness........................................................8

Special Event..............................................................9

Special Event Prepayment Price.............................................9

Subsidiary.................................................................9

Tax Event..................................................................9

Trust .....................................................................9

Trust Securities ..........................................................10

U.S. Government Obligations................................................10

ARTICLE II     SECURITIES..................................................10

SECTION 2.1        Forms Generally.........................................10

SECTION 2.2        Title and Terms.........................................10

SECTION 2.3        Denominations...........................................10

SECTION 2.4        Execution and Authentication............................11

SECTION 2.5        Form and Payment........................................11

SECTION 2.6        Legends.................................................11

SECTION 2.7        Global Security.........................................11

SECTION 2.8        Interest................................................13

SECTION 2.9        Registration, Transfer and Exchange.....................14

SECTION 2.10      Replacement Securities...................................15

SECTION 2.11      Temporary Securities.....................................15

SECTION 2.12      Cancellation.............................................16

SECTION 2.13      Defaulted Interest.......................................16

SECTION 2.14      CUSIP Numbers............................................17

SECTION 2.15      Right of Set-Off.........................................17

SECTION 2.16      Agreed Tax Treatment.....................................17

ARTICLE III     PARTICULAR CONVENANTS OF THE CORPORATION...................17

SECTION 3.1        Payment of Principal and Interest.......................17

SECTION 3.2        Offices for Notices and Payments, etc...................18

SECTION 3.3        Appointments to Fill Vacancies in Debenture Trustee's
                          Office...........................................18

SECTION 3.4        Provision as to Paying Agent............................18

SECTION 3.5        Certificate to Debenture Trustee........................20

SECTION 3.6        Compliance with Consolidation Provisions................20

SECTION 3.7        Limitation on Dividends.................................20

SECTION 3.8        Covenants as to VNB Capital Trust I.....................21

SECTION 3.9        Payment of Expenses.....................................21

SECTION 3.10      Payment Upon Resignation or Removal......................22

ARTICLE IV     LIST OF SECURITYHOLDERS AND REPORTS BY THE CORPORATION AND
                         THE DEBENTURE TRUSTEE.............................22

SECTION 4.1        List of Securityholders.................................22

SECTION 4.2        Preservation and Disclosure of List.....................22

SECTION 4.3        Reports by the Corporation..............................23

SECTION 4.4        Reports by the Debenture Trustee........................24

ARTICLE V     REMEDIES OF THE DEBENTURE TRUSTEE AND SECURITYHOLDERS UPON
                         EVENT OF DEFAULT..................................24

SECTION 5.1        Events of Default.......................................24

SECTION 5.2        Payment of Securities on Default; Suit Therefor.........26

SECTION 5.3        Application of Moneys Collected by Debenture Trustee....28

SECTION 5.4        Proceedings by Securityholders..........................28

SECTION 5.5        Proceedings by Debenture Trustee........................29

SECTION 5.6        Remedies Cumulative and Continuing......................30

SECTION 5.7        Direction of Proceedings and Waiver of Defaults by
                         Majority of Securityholders.......................30

SECTION 5.8        Notice of Defaults......................................31

SECTION 5.9        Undertaking to Pay Costs................................31

SECTION 5.10      Waiver of Usury, Stay or Extension Laws..................32

ARTICLE VI     CONCERNING THE DEBENTURE TRUSTEE............................32

SECTION 6.1        Duties and Responsibilities of Debenture Trustee........32

SECTION 6.2        Reliance on Documents, Opinions, etc....................33

SECTION 6.3        No Responsibility for Recitals, etc.....................35

SECTION 6.4        Debenture Trustee, Authenticating Agent, Paying Agents,
                         Transfer Agents and Registrar May Own Securities..35

SECTION 6.5        Moneys to be Held in Trust..............................35

SECTION 6.6        Compensation and Expenses of Debenture Trustee..........36

SECTION 6.7        Officers' Certificate as Evidence.......................36

SECTION 6.8        Conflicting Interest of Debenture Trustee...............37

SECTION 6.9        Eligibility of Debenture Trustee........................37

SECTION 6.10      Resignation or Removal of Debenture Trustee..............37

SECTION 6.11      Acceptance by Successor Debenture Trustee................39

SECTION 6.12      Succession by Merger, etc................................39

SECTION 6.13      Limitation on Rights of Debenture Trustee as a Creditor..40

SECTION 6.14      Authenticating Agents....................................40

ARTICLE VII     CONCERNING THE SECURITYHOLDERS.............................41

SECTION 7.1        Action by Securityholders...............................41

SECTION 7.2        Proof of Execution by Securityholders...................42

SECTION 7.3        Who Are Deemed Absolute Owners..........................42

SECTION 7.4        Securities Owned by Corporation Deemed Not Outstanding..42

SECTION 7.5        Revocation of Consents; Future Holders Bound............43

ARTICLE VIII     MEETINGS OF SECURITYHOLDERS...............................43

SECTION 8.1        Purposes of Meetings....................................43

SECTION 8.2        Call of Meetings by Debenture Trustee...................44

SECTION 8.3        Call of Meetings by Corporation or Securityholders......44

SECTION 8.4        Qualifications for Voting...............................44

SECTION 8.5        Regulations.............................................44

SECTION 8.6        Voting..................................................46

ARTICLE IX     AMENDMENTS..................................................46

SECTION 9.1        Without Consent of Securityholders......................46

SECTION 9.2        With Consent of Securityholders.........................48

SECTION 9.3        Compliance with Trust Indenture Act; Effect of
                         Supplemental Indentures...........................49

SECTION 9.4        Notation on Securities..................................49

SECTION 9.5        Evidence of Compliance of Supplemental Indenture to
                         be Furnished to Debenture Trustee.................49

ARTICLE X     CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER
                         AND LEASE.........................................50

SECTION 10.1      Corporation May Consolidate, etc., on Certain Terms......50

SECTION 10.2      Successor Person to be Substituted for Corporation.......50

SECTION 10.3      Opinion of Counsel to be Given Trustee...................51

ARTICLE XI     SATISFACTION AND DISCHARGE OF INDENTURE.....................51

SECTION 11.1      Discharge of Indenture...................................51

SECTION 11.2      Deposited Moneys and U.S. Government Obligations to
                         be Held in Trust by Debenture Trustee.............52

SECTION 11.3      Paying Agent to Repay Moneys Held........................52

SECTION 11.4      Return of Unclaimed Moneys...............................52

SECTION 11.5      Defeasance Upon Deposit of Moneys or U.S.
                         Government Obligations............................52

ARTICLE XII     IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICER
                         AND DIRECTORS.....................................54

SECTION 12.1      Indenture and Securities Solely Corporate Obligations....54

ARTICLE XIII     MISCELLANEOUS PROVISIONS..................................54

SECTION 13.1      Successors...............................................54

SECTION 13.2      Official Acts by Successor Corporation...................54

SECTION 13.3      Surrender of Corporation Powers..........................54

SECTION 13.4      Addresses for Notices, etc...............................55

SECTION 13.5      Governing Law............................................55

SECTION 13.6      Evidence of Compliance with Conditions Precedent.........55

SECTION 13.7      Business Days............................................56

SECTION 13.8      Trust Indenture Act to Control...........................56

SECTION 13.9      Table of Contents, Headings, etc.........................56

SECTION 13.10     Execution in Counterparts................................56

SECTION 13.11     Separability.............................................56

SECTION 13.12     Acknowledgment of Rights.................................57

SECTION 13.13     Benefits of Indenture....................................57

ARTICLE XIV     PREPAYMENT OF SECURITIES...................................57

SECTION 14.1      Special Event Prepayment.................................57

SECTION 14.2      Optional Prepayment by Corporation.......................58

SECTION 14.3      No Sinking Fund..........................................58

SECTION 14.4      Notice of Prepayment; Selection of Securities............58

SECTION 14.5      Payment of Securities Called for Prepayment..............59

ARTICLE XV     SUBORDINATION OF SECURITIES.................................60

SECTION 15.1      Agreement to Subordinate.................................60

SECTION 15.2      Default on Senior Indebtedness...........................60

SECTION 15.3      Liquidation; Dissolution; Bankruptcy.....................61

SECTION 15.4      Subrogation..............................................62

SECTION 15.5      Debenture Trustee to Effectuate Subordination............63

SECTION 15.6      Notice by the Corporation................................63

SECTION 15.7      Rights of the Debenture Trustee; Holders of Senior
                         Indebtedness......................................64

SECTION 15.8      Subordination May Not Be Impaired........................65

SECTION 15.9      Certain Conversions or Exchanges Not Deemed Payment......65

ARTICLE XVI     EXTENSION OF INTEREST PAYMENT PERIOD.......................66

SECTION 16.1      Extension of Interest Payment Period.....................66

SECTION 16.2      Notice of Extension......................................66

EXHIBIT A         A-1

     THIS INDENTURE, dated as of November 7, 2001, between Valley National Bancorp, a New Jersey corporation (hereinafter called the "Corporation"), and The Bank of New York, a New York banking corporation, as debenture trustee (hereinafter sometimes called the "Debenture Trustee").


                                W I T N E S S E T H :


     In consideration of the premises, and the purchase of the Securities (as defined below) by the holders thereof, the Corporation covenants and agrees with the Debenture Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities (as defined below), as follows:


                                    ARTICLE I
                                   DEFINITIONS

ARTICLE I..................Definitions.


     The terms defined in this Article I (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Article I. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration (as defined below): (i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; (v) Preferred Securities; (vi) Direct Action; (vii) Preferred Securities Guarantee; (viii) Distributions; and (ix) underwriter(s) named in the Underwriting Agreement. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles: means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.


                  "Additional Sums" shall have the meaning set forth in Section 2.8(c).


                  "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Allocable Amounts" when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Corporation or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.


     "Authenticating Agent" shall mean any agent or agents of the Debenture Trustee which at the time shall be appointed and acting pursuant to Section 6.14.


     "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.


     "Board of Directors" shall mean either the Board of Directors of the Corporation or any duly authorized committee of that board.


     "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Debenture Trustee.


     "Book-Entry  Preferred  Securities"  shall  have the  meaning  set forth in
Section 2.7(a)(i).


     "Business Day" shall mean, with respect to any series of Securities, any day other than a Saturday, a Sunday or a day on which banking institutions in Wilmington, Delware, Wayne, New Jersey or New York, New York are authorized or required by law or executive order to remain closed.


     "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.


     "Common Securities" shall mean the 7 3/4% Common Securities of the Trust which represent an undivided beneficial interest in the assets of the Trust and rank pari passu with Preferred Securities issued by the Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the distributions and the liquidation, redemption and other payments to which they are then entitled.


     "Common Securities Guarantee" shall mean any guarantee that the Corporation may enter into that operates directly or indirectly for the benefit of the holders of Common Securities.


     "Common Stock" shall mean the common stock, no par value per share, of the Corporation or any other class of stock resulting from changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.


     "Compounded Interest" shall have the meaning set forth in Section 16.1.


     "Corporation" shall mean the person identified as "corporation" in the preamble to this Indenture and, subject to the provisions of Article X, shall also include its successors and assigns.


     "Corporation Request" or "Corporation Order" shall mean a written request or order signed in the name of the Corporation by an Officer and delivered to the Debenture Trustee.


                  "Coupon Rate" shall have the meaning set forth in Section 2.8.


     "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.


     "Debenture Trustee" shall mean the Person identified as "Debenture Trustee" in the preamble to this Indenture and, subject to the provisions of Article VI hereof, shall also include its successors and assigns.


     "Declaration" shall mean the Amended and Restated Declaration of Trust, dated as of November 7, 2001, by and among the Trustees (as defined therein), the Corporation, as sponsor, and the holders from time to time of undivided beneficial interest in the assets of the Trust, as amended from time to time.


     "Default" shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.


     "Defaulted Interest" shall have the meaning set forth in Section 2.13.


     "Deferred Interest" shall have the meaning set forth in Section 16.1.

     "Definitive Securities" shall mean those Securities issued in fully registered certificated form not otherwise in global form.


     "Depositary" shall mean, with respect to the Securities for which the Corporation shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, or another clearing agency, or any successor registered as a clearing agency pursuant to Section 17A of the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Corporation pursuant to Section 2.7(d).


     "Dissolution Event" shall mean any event resulting in the dissolution of the Trust pursuant to the Declaration, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.


     "Event of Default" shall mean any event specified in Section 5.1, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.


     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


     "Extended  Interest  Payment  Period"  shall have the  meaning set forth in
Section 16.1.


     "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.


     "Global Security" shall mean, with respect to the Securities, a Security executed by the Corporation and delivered by the Debenture Trustee to the Depositary or pursuant to the Depositary's instruction or, if no instructions are received, then held by the Property Trustee, all in accordance with this Indenture, which Security shall be registered in the name of the Depositary or its nominee.


     "Indebtedness" shall mean, whether recourse as to all or a portion of the assets of the Corporation and whether or not contingent, (i) every obligation of the Corporation for money borrowed; (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Corporation with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Corporation; (iv) every obligation of the Corporation issued, assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Corporation; (vi) all indebtedness of the Corporation, whether incurred on or prior to the date of this Indenture or hereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements;

and  (vii)  every
obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has guaranteed or is responsible or liable for directly or indirectly, as obligor or otherwise.


     "Indebtedness Ranking on a Parity with the Securities" shall mean (i) Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks pari passu with and not prior or senior to the Securities in the right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Corporation, and (ii) all other debt securities issued to any trust other than the Trust, or a trustee of such trust, partnership or other entity affiliated with the Corporation, that is a financing vehicle of the Corporation (a "financing entity") in connection with the issuance by such financing entity of equity securities or other securities that are similar to the Preferred Securities. The securing of any Indebtedness otherwise constituting Indebtedness Ranking on a Parity with the Securities shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Securities with respect to any assets of the Corporation not securing such Indebtedness.


     "Indebtedness Ranking Junior to the Securities" shall mean any Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks junior to and not pari passu with or prior to the Securities in right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation. The securing of any
Indebtedness otherwise constituting Indebtedness Ranking Junior to the Securities shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Securities with respect to any assets of the Corporation not securing such Indebtedness.


     "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.


     "Initial Optional Redemption Date" shall mean November 7, 2006.


     "Interest Payment Date" shall have the meaning set forth in Section 2.8(a).


     "Investment Company" shall mean an investment company as defined in the Investment Company Act.


     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time, or any successor legislation.


     "Investment Company Event" shall mean the receipt by the Corporation and the Trust of an opinion of an independent securities counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Corporation or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Trust is, or within 90 days of the date of such opinion will be, considered an investment company that is required to be registered under the Investment Company Act.


     "Like Amount" shall mean Securities having a principal amount equal to the liquidation amount of the Trust Securities of the holder to whom Securities are distributed pursuant to Section 2.7.


                  "Maturity Date" shall mean December 15, 2031.


     "Non Book-Entry  Preferred  Securities" shall have the meaning set forth in
Section 2.7(a)(ii).


     "Officers" shall mean any of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, an Executive or Senior Vice President, a Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of the Corporation.


     "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Debenture Trustee.


     "Opinion of Counsel" shall mean a written opinion of counsel experienced in the matters as to which such opinion is being delivered, who may be an employee of the Corporation, and who shall be reasonably acceptable to the Debenture Trustee.


     "Optional Prepayment Price" shall have the meaning set forth in Section 14.2(a).


     "Other Debentures" shall mean all junior subordinated debentures other than the Securities issued by the Corporation from time to time and sold to trusts other than the Trust to be established by the Corporation (if any), in each case similar to the Trust.


     "Other  Guarantees"  shall mean all  guarantees  other  than the  Preferred
Securities Guarantee and the Common Securities Guarantee issued by the Corporation with respect to preferred beneficial interests (if any) issued to trusts other than the Trust to be established by the Corporation (if any), in each case similar to the Trust.


     "Outstanding" when used with reference to the Securities, shall mean, subject to the provisions of Section 7.4, as of any particular time, all
Securities authenticated and delivered by the Debenture Trustee or the Authenticating Agent under this Indenture, except:

     (a) Securities theretofore canceled by the Debenture Trustee or the Authenticating Agent or delivered to the Debenture Trustee for cancellation;


     (b) Securities, or portions thereof, for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Debenture Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be prepaid prior to maturity thereof, notice of such prepayment shall have been given as set forth in Article XIV or provision satisfactory to the Debenture Trustee shall have been made for giving such notice; and


     (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section
2.10 unless proof satisfactory to the Corporation and the Debenture Trustee is presented that any such Securities are held by bona fide holders in due course.


     "Person" shall mean any individual, corporation, estate, partnership, joint venture, national banking association, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.


     "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.10 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.


     "Preferred  Securities"  shall mean the 7 3/4% Trust  Originated  Preferred
SecuritiesSM ("TOPrSsm") issued by the Trust which represent undivided beneficial interests in the assets of the Trust and rank pari passu with the Common Securities issued by the Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the distributions and the liquidation, redemption and other payments to which they are entitled.


     "Preferred Securities Guarantee" shall mean any guarantee agreement that the Corporation may enter into with The Bank of New York, as guarantee trustee, or its successor or assigns or other Persons that operates directly or indirectly for the benefit of holders of the Preferred Securities and shall include the Preferred Securities Guarantee with respect to the Preferred Securities.


     "Prepayment Price" shall mean the Special Event Prepayment Price or Optional Prepayment Price, as the context requires.

     "Principal Office of the Debenture Trustee," or other similar term, shall mean the office of the Debenture Trustee, at which at any particular time its corporate trust business shall be administered, which at the date hereof is 5 Penn Plaza, 13th Floor, New York, New York 10001-1810.


     "Purchase Agreement" shall mean the purchase agreement, dated November 7, 2001, by and among the Corporation, the Trust and the underwriter(s) named therein.


     "Regulatory Capital Event" shall mean the receipt by the Corporation and the Trust of an opinion of independent bank regulatory counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of an applicable regulatory authority for the Corporation or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Preferred Securities do not constitute, or within 90 days of the date of such opinion will not constitute, Tier 1 Capital (or its then equivalent if the Corporation were subject to such capital requirement); for purposes of capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), as then in effect and applicable to the Corporation; provided, however, that the distribution of the Securities in connection with the liquidation of the Trust by the Corporation shall not in and of itself constitute a Regulatory Capital Event.


     "Responsible Officer" shall mean any officer of the Debenture Trustee's Corporate Trust Administration department with direct responsibility for the administration of the Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Debenture Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.


     "Securities" shall mean the Corporation's 7 3/4% Junior Subordinated Deferrable Interest Debentures due December 15, 2031, as authenticated and issued under this Indenture.


     "Securityholder," "holder of Securities," or other similar terms, shall mean any Person in whose name at the time a particular Security is registered in the Security Register kept by the Corporation or the Debenture Trustee for that purpose in accordance with the terms of this Indenture.


     "Security Register" and "Securities Registrar" shall have the respective meanings specified in Section 2.9.


     "Senior Indebtedness" shall mean the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Corporation whether or not such claim for post petition interest is allowed in such proceedings), on all Indebtedness, whether outstanding on the date of execution  of  this
Indenture, or hereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.


     "Special Event" shall mean an Investment Company Event, a Regulatory Capital Event or a Tax Event, as the context requires.


     "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Securities following a Special Event, an amount in cash equal to 100% of the principal amount of the Securities to be prepaid plus any accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) to the date of such prepayment.


     "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture, limited liability company or similar entity, at least a majority of whose outstanding partnership, membership or similar interests shall at the time be owned by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.


     "Tax Event" shall mean the receipt by the Trust and the Corporation of an opinion of independent tax counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Securities, (ii) the interest payable by the Corporation on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.


     "Trust" shall mean VNB Capital Trust I, a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

     "Trust Securities" shall mean, collectively, the Preferred Securities and the Common Securities.


     "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or prepayable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction with respect to the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                   ARTICLE II
                                   SECURITIES

SECTION 2.1................Forms Generally.


     The Securities and the Debenture Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Corporation is subject or usage. Each Security shall be dated the date of its authentication.


SECTION 2.2................Title and Terms.


     The Securities shall be known and designated as the "7 3/4% Junior Subordinated Deferrable Interest Debentures Due 2031" of the Corporation. Their final Maturity Date shall be December 15, 2031. The Securities are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.


SECTION 2.3................Denominations.


     The Securities shall be issuable only in registered form without coupons and only in denominations of $25 and any integral multiple thereof.

SECTION 2.4................Execution and Authentication.


     An Officer shall sign the Securities on behalf of the Corporation by manual or facsimile signature and the Secretary or one of the Assistant Secretaries of the Corporation shall attest to such signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.


     A Security shall not be valid until authenticated by the manual signature of the Debenture Trustee. The signature of the Debenture Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.


     The Debenture Trustee shall, upon a Corporation Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed, $180,412,375 aggregate principal amount of the Securities (or up to $206,185,575 if the underwriters purchase additional preferred securities of VNB Capital Trust I as they are entitled to purchase pursuant to an overallotment option), except as provided in Section 2.10.

SECTION 2.5 Form and Payment.


     Except as provided in Section 2.7, the Securities shall be issued as a Global Security. If any Securities are not issued as a Global Security, those Securities shall be issued in fully registered certificated form without interest coupons. Principal of the Securities issued in certificated form will be payable, the transfer of such Securities will be registerable and such Securities will be exchangeable for Securities bearing identical terms and provisions, at the office or agency of the Corporation maintained for such purpose under Section 3.2. Payments of interest may be made at the option of the Corporation (i) by check mailed to the holder of record on the record date at such address as shall appear in the Security Register, or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of and interest (including Compounded Interest and Additional Sums, if any) on such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.


SECTION 2.6................Legends.


     Except as otherwise determined by the Corporation in accordance with applicable law, each Security shall bear legends in substantially the form set forth on Exhibit A hereto.


SECTION 2.7................Global Security.


                  (a)  In connection with a Dissolution Event,


     (i) if any Preferred Securities are held in book-entry form ("Book-Entry Preferred Securities"), a Like Amount of Definitive Securities shall be presented to the

Debenture  Trustee (if an  arrangement  with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.9), to be registered in the name of the Depositary, or its nominee, and delivered by the Debenture Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Corporation upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Debenture Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and


     (ii) if any Preferred Securities are held in certificated form, the related Definitive Securities may be presented to the Debenture Trustee, by the Property Trustee and any Preferred Security certificates which represent Preferred Securities other than Book-Entry Preferred Securities ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Securities presented to the Debenture Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security certificates are presented to the Security Registrar for transfer or reissuance, at which time such Preferred Security certificates will be canceled, and a Security in a Like Amount, registered in the name of the holder of the Preferred Security certificate or the transferee of the holder of such Preferred Security certificate, as the case may be, will be executed by the Corporation and delivered to the Debenture Trustee for authentication and delivery in accordance with this Indenture; and upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Debenture Trustee will be canceled.


     (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, however, that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and prepayments. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Debenture Trustee, in accordance with instructions given by the Corporation as required by this Section 2.7.


     (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, to another nominee of the Depositary, or to a successor Depositary selected or approved by the Corporation or to a nominee of such successor Depositary.


     (d) If at any time the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and, in each case, a successor Depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, the Corporation will execute, and the Debenture Trustee, upon receipt of a Corporation Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security, in exchange for such Global

Security.  If there is a Default  or an Event of
Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Corporation may at any time determine  that  the  Securities  shall no  longer  be  represented  by a Global
Security.   In  the  event  of  such  Default,   Event  of  Default  or  such  a
determination, the Corporation shall execute, and subject to Section 2.9, the Debenture Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Corporation and a Corporation Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security, in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be canceled by the Debenture Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Debenture Trustee. The Debenture Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.


SECTION 2.8................Interest.


     (a) Each Security will bear interest, at the rate of 7 3/4% per annum (the "Coupon Rate"), from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from November 7, 2001, until the principal thereof becomes due and payable, and at the Coupon Rate on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded quarterly, payable (subject to the provisions of Article
XVI) quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2001 (each, an "Interest Payment Date"), to the Person in whose name such Security or any predecessor Security is registered at the close of business on the regular record date for such interest installment, which shall be the 1st day of the month in which the relevant Interest Payment Date falls, except that interest payable on the Maturity Date of the principal of the Securities shall be paid to the Person to whom principal is paid.


     (b) The amount of interest payable on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payable for any period shorter than a full quarterly period will be computed on the basis of a 30-day month and, for periods of less than a month, the actual number of days elapsed per 30-day month.


     (c) During such time as the Property Trustee is the holder of any Securities, after taking into account all payments made under Section 3.9, the Corporation shall pay any additional amounts on the Securities as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Trust has become subject as a result of a Tax Event ("Additional Sums").

SECTION 2.9................Registration, Transfer and Exchange.


     (a) The Corporation shall cause to be kept at the Corporate Trust Office of the Debenture Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Securities and transfer of Securities. Such register is herein sometimes referred to as the "Security Register." The Debenture Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.


     (b) The Securities will be issued and may be transferred only in denominations having an aggregate principal amount of not less than $25 and in multiples of $25 in excess thereof.


     (c) At the option of the holder, Securities may be exchanged for other Securities of any authorized denomination of a like aggregate principal amount upon surrender of the Securities to be exchanged at the office or agency of the Corporation designated for such purpose pursuant to Section 3.2. To permit registrations of transfers, the Corporation shall execute and the Debenture Trustee shall authenticate Definitive Securities and Global Securities at the request of the Security Registrar. All Definitive Securities and Global Securities issued upon any registration of transfer of Definitive Securities or Global Securities shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer.


     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Corporation or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Securities Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. No service charge shall be made to a holder for any registration of transfer, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith. The Corporation shall not be required to: (i) issue or register the transfer of Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Securities for prepayment under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of any Security so selected for prepayment in whole or in part, except the nonprepaid portion of any Security being prepaid in part.


     Prior to due presentment for the registration of a transfer of any Security, the Debenture Trustee, the Corporation and any agent of the Debenture Trustee or the Corporation may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities, and none of the Debenture Trustee, the Corporation or any agents of the Debenture Trustee or the Corporation shall be affected by notice to the contrary.

SECTION 2.10......Replacement Securities.


     If any mutilated Security is surrendered to the Debenture Trustee, or the Corporation and the Debenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Corporation shall issue and the Debenture Trustee shall authenticate a replacement Security if the Debenture Trustee's requirements for replacements of Securities are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Debenture Trustee and the Corporation to protect the Corporation, the Debenture Trustee, any agent thereof or any Authenticating Agent from any loss that any of them may suffer if a Security is replaced. The Corporation or the Debenture Trustee may charge for its expenses, including, without limitation, applicable taxes and governmental charges, in replacing a Security.


     Every replacement Security is an obligation of the Corporation and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with the replacement of the mutilated, destroyed, lost or stolen Securities and shall preclude any other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.


SECTION 2.11......Temporary Securities.


     Pending the preparation of Definitive Securities, the Corporation may execute, and upon Corporation Order the Debenture Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially in the form of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. If temporary Securities are issued, the Corporation shall cause Definitive Securities to be prepared without unreasonable delay. The Definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the Officers executing such Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Corporation for such purpose pursuant to Section 3.2 hereof, without charge to the holder thereof. Upon surrender for cancellation of any one or more temporary Securities, the Corporation shall execute, and the Debenture Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

SECTION 2.12......Cancellation.


     The Corporation at any time may deliver Securities to the Debenture Trustee for cancellation. The Debenture Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return such canceled Securities to the Corporation. The Corporation may not issue new Securities to replace Securities that have been prepaid or paid or that have been delivered to the Debenture Trustee for cancellation, except as expressly permitted by this Indenture.


SECTION 2.13......Defaulted Interest.


     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Corporation, at its election, as provided in clause (a) or clause (b) below:


     (a) The Corporation may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Debenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Debenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Debenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Debenture Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Debenture Trustee of the notice of the proposed payment. The Debenture Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).


     (b) The Corporation may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Debenture Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Debenture Trustee.


     (c) Any interest on any Security which is extended pursuant to Article XVI shall not be Defaulted Interest for purposes of this Section 2.13.


SECTION 2.14......CUSIP Numbers.


     The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Debenture Trustee shall use "CUSIP" numbers in notices of prepayment as a convenience to Securityholders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a prepayment and that reliance may be placed only on the other identification numbers printed on the Securities, and any such prepayment shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Debenture Trustee of any change in the CUSIP numbers.


SECTION 2.15......Right of Set-Off.


     Notwithstanding anything to the contrary in this Indenture, the Corporation shall have the right to set off any payment it is otherwise required to make in respect of any Security to the extent the Corporation has theretofore made, or is concurrently on the date of such payment making, a payment under the Preferred Securities Guarantee or Common Securities Guarantee relating to such Security or under Section 5.4 of this Indenture.


SECTION 2.16......Agreed Tax Treatment.


     Each Security issued hereunder shall provide that each of the Corporation and, by its acceptance of a Security or a beneficial interest therein, the holder of, and any Person that acquires a beneficial interest in, such Security intends that such Security constitutes indebtedness and agrees to treat such Security as indebtedness for United States federal, local and state tax purposes.


                                   ARTICLE III
                      PARTICULAR COVENANTS OF THE CORPORATION

SECTION 3.1................Payment of Principal and Interest.


     The Corporation covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and interest on the Securities at the place, at the respective times and in the manner provided herein. The Corporation further covenants to pay any and all amounts due in respect of the Securities, including, without limitation, Additional Sums, as may be required pursuant to Section 2.8(c), and Compounded Interest, as may be required pursuant to Section 16.1.


SECTION 3.2................Offices for Notices and Payments, etc.


     So long as any of the Securities remain outstanding, the Corporation will maintain in the Borough of Manhattan, The City of New York an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Corporation in respect of the Securities or this Indenture may be served. The Corporation will give to the Debenture Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Corporation in a notice to the Debenture Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Debenture Trustee. In case the Corporation shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Debenture Trustee.


     In addition to any such office or agency, the Corporation may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York where the Securities may be presented for payment, for registration of transfer and for exchange and where notices and demands to or upon the Corporation in respect of the Securities or this Indenture may be served in the manner provided in this Indenture, and the Corporation may from time to time rescind such designation, as the Corporation may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York for the purposes above mentioned. The Corporation will give to the Debenture Trustee prompt written notice of any such designation or rescission thereof.


     SECTION  3.3................Appointments  to Fill  Vacancies  in  Debenture
Trustee's Office.


     The Corporation, whenever necessary to avoid or fill a vacancy in the office of Debenture Trustee, will appoint, in the manner provided in Section 6.10, a successor Debenture Trustee, so that there shall at all times be a Debenture Trustee hereunder.


SECTION 3.4................Provision as to Paying Agent.


     (a) If the Corporation shall appoint a paying agent other than the Debenture Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Debenture Trustee an instrument in which such agent shall agree with the Debenture Trustee, subject to the provisions of this Section 3.4,

     ...........................(i)  that it will  hold all  sums  held by it as such agent for the payment of the principal of, or interest (including Additional Sums and Compounded Interest, if any) on, the Securities (whether such sums have been paid to it by the Corporation or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities; and


     ...........................(ii)  that it will  give the  Debenture  Trustee notice of any failure by the Corporation (or by any other obligor on the Securities) to make any payment of the principal of, or interest (including Additional Sums and Compounded Interest, if any) on, the Securities when the same shall be due and payable.


     ...........................(iii)  at any time during the continuance of any such default, upon the written request of the Debenture Trustee, forthwith pay to the Debenture Trustee all sums so held in trust by such paying agent; and


     ...........................(iv)  comply  with the  provisions  of the Trust
Indenture Act applicable to it as a paying agent.


     (b) Whenever the Corporation shall have one or more paying agents, it will, on or before each due date of the principal of or interest on any Securities, deposit with a paying agent a sum sufficient to pay the principal or interest (including Additional Sums and Compounded Interest, if any) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal and or interest (including Additional Sums and Compounded Interest, if any), and (unless such paying agent is the Debenture Trustee) the Corporation will promptly notify the Debenture Trustee of its failure so to act.


     (c) If the Corporation shall act as its own paying agent, it will, on or before each due date of the principal of or interest (including Additional Sums and Compounded Interest, if any) on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest (including Additional Sums and Compounded Interest, if any) so becoming due and will notify the Debenture Trustee of any failure to take such action and of any failure by the Corporation (or by any other obligor under the Securities) to make any payment of the principal of or interest (including Additional Sums and Compounded Interest, if any) on the Securities when the same shall become due and payable.


     (d) Anything in this Section 3.4 to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Debenture Trustee all sums payable with respect to the Securities, such sums to be held by the Debenture Trustee upon the trusts
herein   contained.

    (e)   Anything  in  this   Section  3.4  to  the  contrary
notwithstanding, the agreement to hold sums in trust as provided in this Section
3.4 is subject to Sections 11.3 and 11.4.

SECTION 3.5................Certificate to Debenture Trustee.


     The Corporation will deliver to the Debenture Trustee on or before 120 days after the end of each fiscal year of the Corporation, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Corporation, stating that in the course of the performance by the signers of their duties as officers of the Corporation they would normally have knowledge of any Default by the Corporation in the performance of any covenants contained herein, stating whether or not they have knowledge of any such Default and, if so, specifying each such Default of which the signers have knowledge, the nature thereof and the action, if any, the Corporation intends to undertake as a result of such Default.


SECTION 3.6................Compliance with Consolidation Provisions.


     The Corporation will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of
Article X hereof are complied with.


SECTION 3.7................Limitation on Dividends.


     The Corporation will not and will not permit any subsidiary of the Corporation to (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock, (ii) make any payment of principal of or interest, if any, on, or repay, repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Preferred Securities Guarantee or Common Securities Guarantee, as defined in the
Indenture, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock,
(e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit or compensation plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans), if at such time (1) there shall have occurred any event of which the Corporation has actual knowledge that (a) is a Default or an Event of Default and (b) in respect of which the Corporation shall not have taken reasonable steps to cure, (2) such Securities are held by the Property Trustee of VNB Capital Trust I and the Corporation shall be in default with respect to its payment of any obligations under the Preferred
Securities Guarantee or Common Securities Guarantee or (3) the Corporation shall have given notice of its election to exercise its right to commence an Extended Interest Payment Period and shall not have rescinded such notice, and such Extended Interest Payment Period or any extension thereof shall have commenced and be continuing.


SECTION 3.8................Covenants as to VNB Capital Trust I.


     In the event Securities are issued to the Trust or a trustee of such Trust in connection with the issuance of Trust Securities by the Trust, for so long as such Trust Securities remain outstanding, the Corporation (i) will maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any successor of the Corporation, permitted pursuant to Article X, may succeed to the Corporation's ownership of such Common Securities, (ii) will use its best efforts to cause the Trust (a) to remain a business trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (b) to otherwise continue to be classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes, (iii) will use its best efforts to cause each holder of the Trust Securities to be treated as owning an undivided beneficial interest in the Securities and (iv) will not cause, as sponsor of the Trust, or permit, as holder of the Common Securities, the dissolution, winding-up or liquidation of the Trust, except as provided in the Declaration.


SECTION 3.9................Payment of Expenses.


     In connection with the offering, sale and issuance of the Securities to the Trust and in connection with the sale of the Trust Securities by the Trust, the Corporation, in its capacity as borrower with respect to the Securities, shall:


     (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities and compensation of the Debenture Trustee in accordance with the provisions of Section 6.6;


     (b) pay all costs and expenses of the Trust, including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions payable to the underwriters pursuant to the Underwriting Agreement in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust;

     (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;


     (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust; and


     (e) pay all other fees, expenses, debts and obligations (other than in respect of the Trust Securities) related to the Trust.


SECTION 3.10......Payment Upon Resignation or Removal.


     Upon termination of this Indenture or the removal or resignation of the Debenture Trustee, unless otherwise stated, the Corporation shall pay to the Debenture Trustee all amounts accrued and owing to the Debenture Trustee to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.6 of the Declaration, the Corporation shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to such trustee(s) to the date of such termination, removal or resignation.


                                    ARTICLE IV
              LIST OF SECURITYHOLDERS AND REPORTS BY THE CORPORATION
                             AND THE DEBENTURE TRUSTEE

SECTION 4.1................List of Securityholders.


     The Corporation covenants and agrees that it will furnish or cause to be furnished to the Debenture Trustee:


     (a)......on  a  quarterly  basis  on  each  regular  record  date  for  the
Securities, a list, in such form as the Debenture Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and


     (b)......at  such  other  times as the  Debenture  Trustee  may  request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,


     except that, no such lists need be furnished so long as the Debenture Trustee is in possession thereof by reason of its acting as Security Registrar.


SECTION 4.2................Preservation and Disclosure of List.

     (a) The Debenture Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in Section 4.1 or (2) received by it in the capacity of Security Registrar (if so acting) hereunder. The Debenture Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.


     (b) The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Debenture Trustee shall be as provided in the Trust Indenture Act.


     (c) Every holder of Securities, by receiving and holding the same, agrees with the Corporation and the Debenture Trustee that neither the Corporation or the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to names and address of the holders made pursuant to the Trust Indenture Act.


SECTION 4.3................Reports by the Corporation.


     (a) The Corporation covenants and agrees to file with the Debenture Trustee, within 15 days after the date on which the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to provide to the Debenture Trustee, such of the supplementary and periodic information, documents and reports which would have been required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. The Corporation also covenants and agrees to comply with the provisions of Section 314(a) of the Trust Indenture Act.


     (b) The Corporation covenants and agrees to file with the Debenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.


     (c) The Corporation covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Debenture Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section 4.3 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) Delivery of such reports, information and documents to the Debenture Trustee is for informational purposes only and the Debenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Debenture Trustee is entitled to rely exclusively on Officers' Certificates).


SECTION 4.4................Reports by the Debenture Trustee.


     (a) The Debenture Trustee shall transmit to Securityholders such reports concerning the Debenture Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Debenture Trustee shall, by June 14 of each year, commencing June 14, 2002, deliver to Securityholders a brief report, dated as of May 15 of each year which complies with the provisions of such Section 313(a).


     (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Debenture Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Corporation. The Corporation will promptly notify the Debenture Trustee when the Securities are listed on any stock exchange or any delisting thereof.


                                    ARTICLE V
              REMEDIES OF THE DEBENTURE TRUSTEE AND SECURITYHOLDERS
                              UPON EVENT OF DEFAULT

SECTION 5.1................Events of Default.


     One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):


     (a) default in the payment of any interest (including Compounded Interest and Additional Sums, if any) on the Securities or any Other Debentures (with respect to any default on such Other Debentures about which a Responsible Officer of the Debenture Trustee has actual knowledge) when due, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Corporation in accordance with the terms hereof or thereof shall not constitute a default in the payment of interest for this purpose; or

     (b) default in the payment of any principal of the Securities or any Other Debentures (with respect to any default on such Other Debentures about which a Responsible Officer of the Debenture Trustee has actual knowledge) when due, whether at maturity, upon prepayment, by declaration of acceleration of maturity or otherwise; or


     (c) default in the performance, or breach, of any covenant or warranty of the Corporation in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Debenture Trustee or to the Corporation and the Debenture Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or


     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or


     (e) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.


     If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Debenture Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Debenture Trustee if given by the holders of the outstanding Securities), provided that, if, upon an Event of Default, the Debenture Trustee or the holders of not less than 25% in principal amount of the Securities then outstanding fail to declare the principal amount of all the Securities to be due and immediately payable, the holders of at least 25% in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Corporation and the Debenture Trustee; and upon any such declaration the same shall become immediately due and payable.


     The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Corporation shall pay or shall deposit with the Debenture Trustee a sum sufficient to pay
(A) all matured installments of interest (including Compounded Interest and Additional Sums, if any) on all the Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover compensation due to the Debenture Trustee and each predecessor Debenture Trustee, their respective agents, attorneys and counsel, pursuant to Section 6.6, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Corporation and to the Debenture Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. If the holders of at least a majority in aggregate principal amount of the Securities then outstanding fails to rescind and annul such declaration and its consequences, the holders of a majority in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right by written notice to the Corporation and the Debenture Trustee, subject to the satisfaction of the conditions set forth in Clauses (i) and (ii) above of this paragraph.


     In case the Debenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Debenture Trustee, then and in every such case the Corporation, the Debenture Trustee and the holders of the Securities and the holders of the Preferred Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation, the Debenture Trustee and the holders of the Securities and the holders of the Preferred Securities shall continue as though no such proceeding had been taken.


SECTION 5.2................Payment of Securities on Default; Suit Therefor.


     The Corporation covenants that (a) in case default shall be made in the payment of any installment of interest (including Compounded Interest and Additional Sums, if any) on any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon prepayment or by declaration or otherwise, then, upon demand of the Debenture Trustee, the Corporation will pay to the Debenture Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal or interest (including Compounded Interest and Additional Sums, if any), with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by the Trust or a trustee of such Trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof) upon the overdue installments of interest (including Compounded Interest and Additional Sums, if any) at the rate borne by the Securities; and, in addition thereto, such further
amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Debenture Trustee, its agents, attorneys and counsel, and any other amount due to the Debenture Trustee pursuant to Section 6.6.


     In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Debenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on the Securities and collect in the manner provided by law out of the property of the Corporation or any other obligor on the Securities, wherever situated, the moneys adjudged or decreed to be payable.


     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Corporation or such other obligor, or in the case of any other similar judicial proceedings relative to the Corporation or other obligor upon the Securities, or to the creditors or property of the Corporation or such other obligor, the Debenture Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debenture Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the
Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Debenture Trustee (including any claim for amounts due to the Debenture Trustee pursuant to Section 6.6) and of the Securityholders allowed in such judicial proceedings relative to the Corporation or any other obligor on the Securities, or to the creditors or property of the Corporation or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Debenture Trustee, and, in the event that the Debenture Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Debenture Trustee such amounts as shall be sufficient to cover reasonable compensation to, and expenses of, the Debenture Trustee, each predecessor Debenture Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Debenture Trustee pursuant to Section 6.6.


     Nothing herein contained shall be construed to authorize the Debenture Trustee to authorize or consent to or accept or adopt on behalf of any
Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Debenture Trustee to vote in respect of the claim of any Securityholder in any such proceeding.


     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Debenture Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Debenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.


     In any proceedings brought by the Debenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Debenture Trustee shall be a party), the Debenture Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.


SECTION 5.3................Application of Moneys Collected by Debenture Trustee.


     Any moneys collected by the Debenture Trustee shall be applied in the following order, at the date or dates fixed by the Debenture Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:


     First: To the payment of costs and expenses of collection applicable to the Securities and all other amounts due to the Debenture Trustee under Section 6.6;


     Second: To the payment of all Senior Indebtedness of the Corporation if and to the extent required by Article XV;


     Third: To the payment of the amounts then due and unpaid upon Securities for principal of and interest (including Compounded Interest and Additional Sums, if any) on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal and interest, respectively; and


                  Fourth: To the Corporation.


SECTION 5.4................Proceedings by Securityholders.


     No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Debenture Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Debenture Trustee to institute such action, suit or proceeding in its own name as Debenture Trustee hereunder and shall have offered to the Debenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Debenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given to the Debenture Trustee during such 60 day period by the holders of a majority in aggregate principal amount of the Securities then outstanding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Debenture Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.


     Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of and interest on (including Compounded Interest and Additional Sums, if any) on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment is absolute and unconditional and shall not be impaired or affected without the consent of such holder. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Debenture Trustee shall be entitled to such relief as can be given either at law or in equity.


     The Corporation and the Debenture Trustee acknowledge that pursuant to the Declaration, the holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action (as defined therein) with respect to any Event of Default referred to in clause (a) or (b) of Section 5.1.


SECTION 5.5................Proceedings by Debenture Trustee.


     In case an Event of Default occurs with respect to Securities and is continuing, the Debenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Debenture Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Debenture Trustee by this Indenture or by law.

SECTION 5.6................Remedies Cumulative and Continuing.


     Except as otherwise provided in the last paragraph of Section 2.10 with respect to replacement of mutilated, lost or stolen Securities, all powers and remedies given by this Article V to the Debenture Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Debenture Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Debenture Trustee or of any holder of the Securities or any holder of Preferred Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of
Section 5.4, every power and remedy given by this Article V or by law to the Debenture Trustee or to the Securityholders or to the holders of the Preferred Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Debenture Trustee or by the Securityholders.


     SECTION 5.7 Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.


     The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee; provided, however, that (subject to the provisions of Section 6.1) the Debenture Trustee shall have the right to decline to follow any such direction if the Debenture Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Debenture Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Debenture Trustee in good faith by one of its Responsible Officers shall determine that the action or proceedings so directed would involve the Debenture Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities at the time outstanding or the holders of a majority in liquidation amount of outstanding Preferred Securities may on behalf of the holders of all of the Securities waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on (including Compounded Interest and Additional Sums, if any) on any of the Securities (unless such default has been cured and a sum sufficient to pay all matured installments of interest (including Compounded Interest and Additional Sums, if any) and principal, due otherwise than by acceleration has been deposited with the Debenture Trustee) or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by the Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Preferred Securities shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Preferred Securities shall have consented to such waiver. Upon any such waiver, the Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the

Corporation, the Debenture Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said Default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.


SECTION 5.8................Notice of Defaults.


     (a) The Debenture Trustee shall, within 90 days after the occurrence of a Default with respect to the Securities actually known to a Responsible Officer of the Debenture Trustee, mail to all Securityholders, as the names and addresses of such holders appear upon the Security Register, notice of all such Defaults, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purpose of this Section 5.8 being hereby defined to be any of the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.1, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of
Section 5.1); provided, however, that, except in the case of Default in the payment of the principal of or interest (including Compounded Interest or Additional Sums, if any) on any of the Securities, the Debenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Debenture Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; provided, further, that in the case of any Default of the character specified in Section 5.1(c), no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof, but shall be given within 90 days after such occurrence.


     (b) Within ten Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Debenture Trustee, the Debenture Trustee shall transmit notice of such Event of Default to all Securityholders as their names and addresses appear on the Security Register, unless such Event of Default shall have been cured or waived.


SECTION 5.9................Undertaking to Pay Costs.


     All parties to this Indenture agree, and each holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Debenture Trustee for any action taken or omitted by it as Debenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Debenture Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest (including Compounded Interest and

Additional  Sums, if any) on any
Security against the Corporation on or after the same shall have become due and payable.


SECTION 5.10               Waiver of Usury, Stay or Extension Laws.


     The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture, and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to be Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE VI
                        CONCERNING THE DEBENTURE TRUSTEE

SECTION 6.1................Duties and Responsibilities of Debenture Trustee.


     With respect to the holders of the Securities issued hereunder, the Debenture Trustee, prior to the occurrence of an Event of Default (which, other than in the case of Sections 5.1(a) and 5.1(b) hereof, is known to the Debenture Trustee) and after the curing or waiving of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default (which, other than in the case of Sections 5.1(a) and 5.1(b) hereof, is known to the Debenture Trustee) has occurred (which has not been cured or waived), the Debenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.


     No provision of this Indenture shall be construed to relieve the Debenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:


     (a) prior to the occurrence of an Event of Default (which, other than in the case of Sections 5.1(a) and 5.1(b) hereof, is known to the Debenture Trustee) and after the curing or waiving of all such Events of Default which may have occurred,


     (i) the duties and obligations of the Debenture Trustee shall be determined solely by the express provisions of this Indenture, and the Debenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Debenture Trustee; and

     (ii) in the absence of bad faith on the part of the Debenture Trustee, the Debenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Debenture Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Debenture Trustee, the Debenture Trustee shall be under a duty to examine the same to determine whether or not it conforms on its face to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);


     (b) the Debenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Debenture Trustee was negligent in ascertaining the pertinent facts; and


     (c) the Debenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Securityholders pursuant to Section 5.7, relating to the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee, under this Indenture.


     None of the provisions contained in this Indenture shall require the Debenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it reasonably believes that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.


SECTION 6.2................Reliance on Documents, Opinions, etc.


                  Except as otherwise provided in Section 6.1:


     (a) the Debenture Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


     (b) any request, direction, order or demand of the Corporation mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Debenture Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Corporation;


     (c) the Debenture Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;


     (d) the Debenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Debenture Trustee reasonable and sufficient security or indemnity reasonably satisfactory to the Debenture Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;


     (e) the Debenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Debenture Trustee of the obligation, upon the occurrence of an Event of Default (which, other than in the case of Sections 5.1(a) and 5.1(b) hereof, is known to the Debenture Trustee) (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;


     (f) the Debenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities; provided, however, that if the payment within a reasonable time to the Debenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Debenture Trustee, not reasonably assured to the Debenture Trustee by the security afforded to it by the terms of this Indenture, the Debenture Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;


     (g) the Debenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Debenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care; and


     (h) the Debenture Trustee shall not be charged with knowledge of any Default or Event of Default unless (1) such Default or Event of Default falls within Section 5.1(a) (other than a default with respect to the payment or nonpayment of Compounded Interest or Additional Sums) or Section 5.1(b) of the Indenture, (2) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (3) written notice of such Default or Event of Default shall have been given to the Debenture Trustee by the Corporation or any other obligor on the Securities or by any holder of the Securities;

     (i) the rights, privileges, protections, immunities and benefits given to the Debenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Debenture Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and


     (j) the Debenture Trustee may request that the Corporation deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.


SECTION 6.3................No Responsibility for Recitals, etc.


     The recitals contained herein and in the Securities (except in the certificate of authentication of the Debenture Trustee or the Authenticating Agent) shall be taken as the statements of the Corporation, and the Debenture Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Debenture Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Debenture Trustee and the Authenticating Agent shall not be accountable for the use or application by the Corporation of any Securities or the proceeds of any Securities authenticated and delivered by the Debenture Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.


     SECTION  6.4  Debenture  Trustee,   Authenticating  Agent,  Paying  Agents,
Transfer Agents and Registrar May Own Securities.


     The Debenture Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security Registrar, subject to Sections 6.8 and 6.13 in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Debenture Trustee, Authenticating Agent, paying agent, transfer agent or Security Registrar for the Securities.


SECTION 6.5................Moneys to be Held in Trust.


     Subject to the provisions of Section 11.4, all moneys received by the Debenture Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law.


     The Debenture Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Corporation, signed by an Officer thereof.

SECTION 6.6................Compensation and Expenses of Debenture Trustee.


     The Corporation, as issuer of Securities under this Indenture, covenants and agrees to pay to the Debenture Trustee from time to time, and the Debenture Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Corporation and the Debenture Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Corporation will pay or reimburse the Debenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Debenture Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify each of the Debenture Trustee (including in its individual capacity) and any predecessor Debenture Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, action, suit, liability or expense including taxes (other than taxes based on the income of the Debenture Trustee) incurred without negligence or bad faith on the part of the Debenture Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability (whether asserted by the Corporation, a holder of the Securities, or any other Person). The obligations of the Corporation under this Section 6.6 to compensate and indemnify the Debenture Trustee and to pay or reimburse the Debenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Debenture Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.


     When the Debenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for its services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.


     The provisions of this Section shall survive the resignation or removal of the Debenture Trustee and the defeasance or other termination of this Indenture.


SECTION 6.7................Officers' Certificate as Evidence.


     Except as otherwise provided in Sections 6.1 and 6.2, whenever in the administration of the provisions of this Indenture the Debenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Debenture Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Debenture Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Debenture Trustee, shall be full warrant to the Debenture Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 6.8................Conflicting Interest of Debenture Trustee.


     If the Debenture Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Debenture Trustee and the Corporation shall in all respects comply with the provisions of
Section 310(b) of the Trust Indenture Act.


SECTION 6.9................Eligibility of Debenture Trustee.


     The Debenture Trustee hereunder shall at all times be a Person organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority.


     If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.9 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.


     The Corporation may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Debenture Trustee.


     In case at any time the Debenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Debenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.


SECTION 6.10......Resignation or Removal of Debenture Trustee.


     (a) The Debenture Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Corporation and by mailing notice thereof to the holders of the Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee or trustees, in accordance with the provisions of Section 6.9, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Debenture Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Debenture Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.


                  (b)  In case at any time any of the following shall occur:


     ...........................(i)  the Debenture  Trustee shall fail to comply with the provisions of Section 6.8 after written request therefor by the Corporation or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or


     ...........................(ii)  the  Debenture  Trustee  shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Corporation or by any Securityholder, or


     ...........................(iii)   the   Debenture   Trustee  shall  become
incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Debenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Debenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Debenture Trustee and appoint a successor trustee, in accordance with the provisions of Section 6.9, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Debenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.9, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Debenture Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Debenture Trustee and appoint a successor trustee.


     (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Debenture Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee, or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Debenture Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.


     (d) Any resignation or removal of the Debenture Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

SECTION 6.11......Acceptance by Successor Debenture Trustee.


     Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of all amounts then due it pursuant to the provisions of Section 6.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.


     No successor  trustee shall accept  appointment as provided in this Section
6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.


     Upon  acceptance of appointment by a successor  trustee as provided in this
Section 6.11, the Corporation shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security Register. If the Corporation fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Corporation.


SECTION 6.12......Succession by Merger, etc.


     Any Person into which the Debenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Debenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Debenture Trustee, shall be the successor of the Debenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under the Trust Indenture Act.


     In case any Securities shall have been authenticated but not delivered at the time such successor to the Debenture Trustee shall succeed to the trusts created by this Indenture, any such successor to the Debenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Debenture Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Debenture Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Debenture Trustee or authenticate Securities in the name of any predecessor Debenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


SECTION 6.13......Limitation on Rights of Debenture Trustee as a Creditor.


     The Debenture Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Debenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.


SECTION 6.14......Authenticating Agents.


     There may be one or more Authenticating Agents appointed by the Debenture Trustee upon the request of the Corporation with power to act on the Debenture Trustee's behalf and subject to the Debenture Trustee's direction in the authentication and delivery of Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Debenture Trustee hereunder; provided, however, that the Debenture Trustee shall have no liability to the Corporation for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities. Any such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.


     Any Person into which any Authenticating Agent may be merged, converted or with which it may be consolidated, or any Person resulting from any merger or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor Person is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Debenture Trustee and to the Corporation. The Debenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Debenture Trustee may, and upon the request of the Corporation shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Corporation and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.


     The Corporation, as issuer of the Securities, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services.


     Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Debenture Trustee.


                                   ARTICLE VII
                        CONCERNING THE SECURITYHOLDERS

SECTION 7.1................Action by Securityholders.


     Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument (including by way of electronic transmission) or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.


     If the Corporation shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding

Securities  have
authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.


SECTION 7.2................Proof of Execution by Securityholders.


     Subject to the provisions of Sections 6.1, 6.2 and 8.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Debenture Trustee or in such manner as shall be satisfactory to the Debenture Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar. The Debenture Trustee may require such additional proof of any matter referred to in this Section 7.2 as it shall deem necessary.


     The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.6.


SECTION 7.3................Who Are Deemed Absolute Owners.


     Prior to due presentment for registration of transfer of any Security, the Corporation, the Debenture Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security Registrar for the Securities may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him or her as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.8) interest on such Security and for all other purposes; and neither the Corporation nor the Debenture Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security Registrar for the Securities shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his or her order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.


     SECTION  7.4................Securities  Owned  by  Corporation  Deemed  Not
Outstanding.


     In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities that are owned by the Corporation or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether the Debenture Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Debenture Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.4 if the pledgee shall establish to the satisfaction of the Debenture Trustee the pledgee's right to vote such Securities and that the pledgee is not the Corporation or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In the case of a dispute as to such right, any decision by the Debenture Trustee taken upon the advice of counsel shall be full protection to the Debenture Trustee.


SECTION 7.5................Revocation of Consents; Future Holders Bound.


     At any time prior to (but not after) the evidencing to the Debenture Trustee, as provided in Section 7.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.1, the serial number of which is shown by the evidence to be included in the group of Securities the holders of which have consented to such action, may, by filing written notice with the Debenture Trustee at its principal office and upon proof of holding as provided in Section 7.2, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                                      ARTICLE VIII
                               MEETINGS OF SECURITYHOLDERS

SECTION 8.1................Purposes of Meetings.


     A meeting of Securityholders may be called and, to the extent permitted by law, action may be taken in lieu of a meeting of Securityholders through written consent at any time and from time to time pursuant to the provisions of this
Article VIII for any of the following purposes:


     (a) to give any notice to the Corporation or to the Debenture Trustee, or to give any directions to the Debenture Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of
Article V;


     (b) to remove the Debenture Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.


SECTION 8.2................Call of Meetings by Debenture Trustee.


     The Debenture Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.1, to be held at such time and at such place in Wayne, New Jersey or the Borough of Manhattan, The City of New York, as the Debenture Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.


SECTION 8.3................Call of Meetings by Corporation or Securityholders.


     In case at any time the Corporation, pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Debenture Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Debenture Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or such Securityholders may determine the time and the place in Wayne, New Jersey or the Borough of Manhattan, The City of New York for such meeting and may call such meeting to take any action authorized in Section 8.1, by mailing notice thereof as provided in Section 8.2.


SECTION 8.4................Qualifications for Voting.


     To be entitled to vote at any meeting of Securityholders, a Person shall be
(a) a holder of one or more Securities or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Debenture Trustee and its counsel and any representatives of the Corporation and its counsel.


SECTION 8.5................Regulations.


     Notwithstanding any other provisions of this Indenture, the Debenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.


     The Debenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Securityholders as provided in Section 8.3, in which case the Corporation or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.


     Subject to the provisions of Section 8.4, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $25 principal amount of Securities held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.2 or 8.3 may be adjourned from time to time by a majority of those present, and the meeting may be held as so adjourned without further notice.


     The Persons entitled to vote a majority in principal amount of the outstanding Securities shall constitute a quorum for a meeting of Holders of Securities; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in principal amount of the outstanding Securities, the Persons holding or representing such specified percentage in principal amount of the outstanding Securities will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjustment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2, except that such notice need be given only once not less than five days prior to the date on which the meeting is schedule to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities which shall constitute a quorum.


     Except as limited by the first proviso to the first paragraph of Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of a majority in principal amount of the outstanding Securities; provided, however, that, except as limited by the first proviso to the first paragraph of Section 9.2, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given by the holders of not less than a specified percentage in principal amount of the outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in principal amount of the outstanding Securities.


     Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting.


SECTION 8.6................Voting.


     The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.2.


     The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Debenture Trustee to be preserved by the Debenture Trustee, the latter to have attached thereto the ballots voted at the meeting.


     Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                      ARTICLE IX
                                      AMENDMENTS

SECTION 9.1................Without Consent of Securityholders.


     The Corporation and the Debenture Trustee may from time to time and at any time amend this Indenture, without the consent of the Securityholders, for one or more of the following purposes:

     (a) to evidence the succession of another Person to the Corporation, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Corporation pursuant to Article X hereof;


     (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Debenture Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Debenture Trustee upon such default;


     (c) to provide, to the extent authorized pursuant to Section 2.7, for the issuance under this Indenture of Securities in fully registered certificated form without interest coupons;


     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture, provided that any such action shall not materially adversely affect the interests of the holders of the Securities or the holders of the Preferred Securities;


     (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;


     (f) to make provision for transfer procedures, certification, book-entry provisions, and all other matters required pursuant to Section 2.9 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust following a Dissolution Event, provided that any such action shall not materially adversely affect the interests of the holders of the Securities or the holders of the Preferred Securities; or


     (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act.


     The Debenture Trustee is hereby authorized to join with the Corporation in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Debenture Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the
Debenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.


     Any  amendment  to this  Indenture  authorized  by the  provisions  of this
Section 9.1 may be executed by the Corporation and the Debenture Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.2.


SECTION 9.2................With Consent of Securityholders.


     With the consent (evidenced as provided in Section 7.1) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Corporation, when authorized by a Board Resolution, and the Debenture Trustee may from time to time and at any time amend this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment shall, without the consent of the holders of each Security then outstanding and affected thereby (i) change the Maturity Date of any Security, or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article XVI), or reduce the principal amount thereof, or change any prepayment provisions, or make the principal thereof or any interest thereon payable in any coin or currency other than U.S. dollars, or impair or affect the right of any Securityholder to institute suit for payment thereof, (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such amendment to the Indenture or waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences) provided for in this Indenture or (iii) modify the provisions in
Article XV in any manner adverse to the Securityholders; provided, however, that if the Securities are held by the Trust, such amendment shall not be effective until the holders of a majority in liquidation amount of Preferred Securities shall have consented to such amendment; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment shall not be effective until each holder of the Preferred Securities shall have consented to such amendment.


     No amendment shall be made to Section 13.12 hereof that would impair the rights of the holders of the Preferred Securities without the prior consent of each holder of the Preferred Securities.


     Upon the request of the Corporation accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture effecting such amendment, and upon the filing with the Debenture Trustee of evidence of the consent of Securityholders as aforesaid, the Debenture Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Debenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Debenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     Promptly after the execution by the Corporation and the Debenture Trustee of any supplemental indenture pursuant to the provisions of this Section, the Debenture Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Corporation, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Debenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


     It shall not be necessary for the consent of the Securityholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.


     SECTION  9.3................Compliance  with Trust Indenture Act; Effect of
Supplemental Indentures.


     Any  supplemental  indenture  executed  pursuant to the  provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Debenture Trustee, the Corporation and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.


SECTION 9.4................Notation on Securities.


     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation in form approved by the Debenture Trustee as to any matter provided for in such supplemental indenture. If the Corporation or the Debenture Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Debenture Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Corporation, authenticated by the Debenture Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.


     SECTION 9.5 Evidence of Compliance of Supplemental Indenture to be Furnished to Debenture Trustee


     The Debenture Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

                                     ARTICLE X
               CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER AND LEASE

SECTION 10.1......Corporation May Consolidate, etc., on Certain Terms.


     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into any other Person (whether or not affiliated with the Corporation, as the case may be), or successive consolidations or mergers in which the Corporation or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Corporation, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Corporation, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Corporation is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Corporation) or to which such sale, conveyance, transfer or lease of property is made is a corporation, partnership, trust or other entity organized and existing under the laws of the United States or any State thereof or the District of Columbia, (b) if the Corporation is not the surviving Person, upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Corporation shall be expressly assumed by the surviving Person, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Debenture Trustee executed and delivered to the Debenture Trustee by the Person formed by such consolidation, or into which the Corporation shall have been merged, or by the Person which shall have acquired such property, as the case may be, (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing, and
(d) such consolidation, merger, sale, conveyance, transfer or lease is permitted under the Declaration and Preferred Securities Guarantee and does not give rise to any breach or violation of the Declaration or Preferred Securities Guarantee.


SECTION 10.2......Successor Person to be Substituted for Corporation.


     In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Debenture Trustee and satisfactory in form to the Debenture Trustee, of the obligation of due and punctual payment of the principal of and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Corporation, such successor Person shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as a party hereto, and the Corporation thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Debenture Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Debenture Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by any Officer of the Corporation to the Debenture Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Debenture Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.


SECTION 10.3......Opinion of Counsel to be Given Trustee.


     The Trustee, subject to the provisions of Section 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X. The Trustee is not obligated to receive such an Opinion of Counsel in any case.


                                   ARTICLE XI
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.1......Discharge of Indenture.


     When (a) the Corporation shall deliver to the Debenture Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.10) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Debenture Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for prepayment within one year under arrangements satisfactory to the Debenture Trustee for the giving of notice of prepayment, and the Corporation shall deposit with the Debenture Trustee, in trust, funds or U.S. Government Obligations sufficient to pay on the Maturity Date or upon prepayment all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.10) not theretofore canceled or delivered to the Debenture Trustee for cancellation, including principal and interest (including Compounded Interest and Additional Sums, if any) due or to become due to the Maturity Date or prepayment date, as the case may be, and if, in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.4, 2.9, 2.10, 3.1, 3.2, 3.4, 6.6,
6.10 and 11.4 hereof, which shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.6, 6.10 and 11.4 shall survive, and the Debenture Trustee, on demand of the Corporation accompanied by any Officers' Certificate and an Opinion of Counsel and each stating that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Corporation, however, hereby agrees to reimburse the Debenture Trustee for any costs or expenses thereafter reasonably and properly incurred by the Debenture Trustee in connection with this Indenture or the Securities.


     SECTION  11.2......Deposited  Moneys and U.S. Government  Obligations to be
Held in Trust by Debenture Trustee.


     Subject to the provisions of Section 11.4, all moneys and U.S. Government Obligations deposited with the Debenture Trustee pursuant to Sections 11.1 or
11.5 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Debenture Trustee, of all sums due and to become due thereon for principal and interest.


     The Corporation shall pay and indemnify the Debenture Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 11.5 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.


SECTION 11.3......Paying Agent to Repay Moneys Held.


     Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Debenture Trustee) shall, upon written demand of the Corporation, be repaid to it or paid to the Debenture Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.


SECTION 11.4......Return of Unclaimed Moneys.


     Any moneys deposited with or paid to the Debenture Trustee or any paying agent for payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or interest (including Compounded Interest and Additional Sums, if any) on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Corporation by the Debenture Trustee or such paying agent; and the holder of any of the Securities shall thereafter look only to the Corporation for any payment which such holder may be entitled to collect and all liability of the Debenture Trustee or such paying agent with respect to such moneys shall thereupon cease.


     SECTION  11.5......Defeasance  Upon  Deposit  of Moneys or U.S.  Government
Obligations.


     Subject to receipt of any necessary regulatory approvals, the Corporation shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities on the 91st day after the applicable conditions set forth below have been satisfied:

     (a) the Corporation shall have deposited or caused to be deposited irrevocably with the Debenture Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Debenture Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest on in respect of the outstanding Securities on the dates such installments of principal and interest are due;


     (b) if the Securities are then listed on any national securities exchange, the Corporation shall have delivered to the Debenture Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.5 would not cause such Securities to be delisted from such exchange;


     (c) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit; and


     (d) the Corporation shall have delivered to the Debenture Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section
11.5 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.


     "Discharged" means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Debenture Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), except
(1) the rights of holders of Securities to receive, from the trust fund described in clause (a) above, payment of the principal of and the interest on the Securities when such payments are due; (2) the Corporation's obligations with respect to the Securities under Sections 2.9, 2.10, 5.2 and 11.4; and (3) the rights, powers, trusts, duties and immunities of the Debenture Trustee hereunder.


     "Defeasance Agent" means another financial institution which is eligible to act as Debenture Trustee hereunder and which assumes all of the obligations of the Debenture Trustee necessary to enable the Debenture Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:


     (i) the Debenture Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities; and

     (ii) the Defeasance Agent shall provide verification to the Debenture Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.5.


                                       ARTICLE XII
                         IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                  OFFICERS AND DIRECTORS

SECTION 12.1......Indenture and Securities Solely Corporate Obligations.


     No recourse for the payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Corporation or of any successor Person to the Corporation, either directly or through the Corporation or any successor Person to the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.


                                      ARTICLE XIII
                                 MISCELLANEOUS PROVISIONS

SECTION 13.1......Successors.


     All of the covenants, stipulations, promises and agreements of the Corporation contained in this Indenture shall also bind the Corporation's successors and assigns whether so expressed or not.


SECTION 13.2......Official Acts by Successor Corporation.


     Any act or proceeding that, by any provision of this Indenture, is authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.


SECTION 13.3......Surrender of Corporation Powers.


     The Corporation by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Debenture Trustee may surrender any of the powers reserved to the Corporation hereunder, and thereupon such power so surrendered shall terminate both as to the Corporation, as the case may be, and as to any successor Person.


SECTION 13.4......Addresses for Notices, etc.


     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Debenture Trustee or by the holders of Securities on the Corporation may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or conformed telecopy addressed (until another address is filed by the Corporation with the Debenture Trustee for the purpose) to Valley National Bancorp at 1455 Valley Road, Wayne, New Jersey 07470, Attention: Alan D. Eskow. Any notice, direction, request or demand by any Securityholder to or upon the Debenture Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of The Bank of New York, 5 Penn Plaza, 13th Floor, New York, New York 10001-1810, Attention: Corporate Trust Administration (unless another address is provided by the Debenture Trustee to the Corporation for such purpose). Any notice or communication to a Securityholder shall be mailed by first class mail to his or her address shown on the Security Register kept by the Security Registrar. Notices required to be given to the Debenture Trustee or the Authenticating Agent shall be in writing, personally delivered or mailed first class postage prepaid to each of the foregoing, or at such other address as shall be designated by written notice to the other parties.


SECTION 13.5......Governing Law.


     This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State without regard to conflicts of laws principles thereof.


SECTION 13.6......Evidence of Compliance with Conditions Precedent.


     Upon any application or demand by the Corporation to the Debenture Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Debenture Trustee (which the Debenture Trustee shall be fully protected in relying on) an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.


     Each certificate or opinion provided for in this Indenture and delivered to the Debenture Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.5) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.


SECTION 13.7......Business Days.


     In any case where the date of payment of principal of or interest on the Securities is not a Business Day, the payment of such principal of or interest on the Securities will not be made on such date but will be made on the next succeeding Business Day, with the same force and effect as if made on the original date of payment, and no interest shall accrue for the period from and after such date.


SECTION 13.8......Trust Indenture Act to Control.


     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties shall control.


SECTION 13.9......Table of Contents, Headings, etc.


     The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.


SECTION 13.10.....Execution in Counterparts.


     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


SECTION 13.11.....Separability.


     In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 13.12.....Acknowledgment of Rights.


     The Corporation acknowledges that, with respect to any Securities held by the Trust or a trustee of such Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of the Trust, any holder of Preferred Securities may institute legal proceedings, subject to Section 5.9, directly against the Corporation to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay principal of or interest on the Securities when due, the Corporation acknowledges that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Securities having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Securities.


SECTION 13.13.....Benefits of Indenture.


     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly herein, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


                                  ARTICLE XIV
                          PREPAYMENT OF SECURITIES

SECTION 14.1......Special Event Prepayment.


     If, prior to the Initial Optional Redemption Date, a Special Event has occurred and is continuing, then notwithstanding Section 14.2(a) but subject to
Section 14.2(c), the Corporation shall have the right, at any time within 90 days following the occurrence of such Special Event, upon (i) not less than 45 days' written notice to the Debenture Trustee and (ii) not less than 30 days nor more than 60 days' written notice to the Securityholders, to prepay the Securities, in whole (but not in part), at the Special Event Prepayment Price. Following a Special Event, the Corporation shall take such action as is necessary to promptly determine the Special Event Prepayment Price. The Special Event Prepayment Price shall be paid prior to 12:00 noon, New York City time, on the date of such prepayment or such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Special Event Prepayment Price by 10:00 a.m., New York City time, on the date such Special Event Prepayment Price is to be paid.

SECTION 14.2......Optional Prepayment by Corporation.


     (a) Subject to Sections 14.2(b) and (c), the Corporation shall have the right to prepay the Securities, in whole or in part, at any time on or after the Initial Optional Redemption Date, upon (i) not more than 45 days' written notice to the Debenture Trustee and (ii) not less than 30 days and not more than 60 days' written notice to the Securityholders, at 100% of the principal amount of the Securities to be prepaid plus, in each case, accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) to the applicable date of prepayment (the "Optional Prepayment Price").


     If the Securities are only partially prepaid pursuant to this Section 14.2, the Securities to be prepaid shall be selected on a pro rata basis not more than 60 days prior to the date fixed for prepayment from the outstanding Securities not previously called for prepayment; provided, however, that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Securityholder and may be made by making such adjustments as the Corporation deems fair and appropriate in order that only Securities in denominations of $25 or integral multiples thereof shall be prepaid. The Optional Prepayment Price shall be paid prior to 12:00 noon New York City time, on the date of such prepayment or at such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Optional Prepayment Price by 10:00 a.m., New York City time, on the date such Optional Prepayment Price is to be paid.


     (b) Notwithstanding the first sentence of Section 14.2(a), upon the entry of an order for dissolution of the Trust by a court of competent jurisdiction, the Securities thereafter will be subject to optional prepayment, in whole only, but not in part, on or after the Initial Optional Redemption Date, at the applicable Optional Prepayment Price and otherwise in accordance with this
Article XIV.


     (c) Any prepayment of Securities pursuant to Section 14.1 or Section 14.2 shall be subject to the Corporation obtaining any and all required regulatory approvals.


SECTION 14.3......No Sinking Fund.


     The Securities are not entitled to the benefit of any sinking fund.


SECTION 14.4......Notice of Prepayment; Selection of Securities.


     In case the Corporation shall desire to exercise the right to prepay all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for prepayment and shall mail a notice of such prepayment at least 30 and not more than 60 days' prior to the date fixed for prepayment to the holders of Securities to be so prepaid as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case,

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failure to give such notice by
mail or any defect in the notice to the holder of any Security designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the prepayment of any other Security.


     Each such notice of prepayment shall specify the CUSIP number of the Securities to be prepaid, the date fixed for prepayment, the Prepayment Price at which the Securities are to be prepaid (or the method by which such Prepayment Price is to be calculated), the place or places of payment where payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue. If less than all the Securities are to be prepaid, the notice of prepayment shall specify the numbers of the Securities to be prepaid.


     In case any Security is to be prepaid in part only, the notice of prepayment shall state the portion of the principal amount thereof to be prepaid and shall state that on and after the date fixed for prepayment, upon surrender of such Security, a new Security or Securities in principal amount equal to the portion thereof that has not been prepaid will be issued.


     By 10:00 a.m., New York City time, on the prepayment date specified in the notice of prepayment given as provided in this Section, the Corporation will deposit with the Debenture Trustee or with one or more paying agents an amount of money sufficient to prepay on the prepayment date all the Securities so called for prepayment at the Prepayment Price .


SECTION 14.5......Payment of Securities Called for Prepayment.


     If notice of prepayment has been given as provided in Section 14.4, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the Prepayment Price (subject to the rights of holders of Securities at the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date) and on and after said date (unless the Corporation shall default in the payment of such Securities at the Prepayment Price) interest (including Compounded Interest and Additional Sums, if any) on the Securities or portions of Securities so called for prepayment shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and prepaid by the Corporation at the applicable Prepayment Price, (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date).


     Upon presentation of any Security prepaid in part only, the Corporation shall execute and the Debenture Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Corporation, a new Security or Securities of authorized denominations, in principal amount equal to the portion of the Security so presented that has not been prepaid.

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


     If any Security called for prepayment shall not be so paid upon surrender thereof for prepayment, the principal of such security shall, until paid, bear interest from the prepayment date.


                                        ARTICLE XV
                                 SUBORDINATION OF SECURITIES

SECTION 15.1......Agreement to Subordinate.


     The Corporation covenants and agrees, and each holder of Securities issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.


     The payment by the Corporation of the principal of and interest (including Compounded Interest and Additional Sums, if any) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Allocable Amounts then due and payable in respect of Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.


     No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.


SECTION 15.2......Default on Senior Indebtedness.


     In (a) the event and during the continuation of any default by the Corporation in the payment of principal of or interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default and such default shall not have been cured or waived and such acceleration has not been rescinded or canceled or (b) the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then, in either case, no payment of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment (as defined in Section 15.3 hereto)) shall be made by the Corporation with respect to the principal (including prepayment payments) of or interest on the Securities (including Compounded Interest and Additional Sums, if any, or any other amounts which may be due on the Securities pursuant to the terms hereof or thereof) or on account of the purchase or other acquisition of Securities by the Corporation or any
Subsidiary, in each case unless and until the holders of such Senior Indebtedness are paid in full all Allocable Amounts due on or in respect of such Senior Indebtedness.


     In the event of the acceleration of the maturity of the Securities, then no payment of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) shall be made by the Corporation with respect to the principal (including

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

prepayment payments) of or interest on
the Securities (including Compounded Interest and Additional Sums, if any, or any other amounts which may be due on the Securities pursuant to the terms hereof or thereof) or on account of the purchase or other acquisition of Securities by the Corporation or any Subsidiary, in each case until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment, in full, of all Allocable Amounts due on or in respect of such Senior Indebtedness (including any amounts due upon acceleration).


     In the event that, notwithstanding the foregoing, the Corporation shall make any payment to the Debenture Trustee or any Securityholder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Debenture Trustee or, as the case may be, such Securityholder, then and in such event such payment shall be paid over and delivered forthwith to the Corporation.


     The provisions of this Section 15.2 shall not apply to any payment with respect to which Section 15.3 applies.


SECTION 15.3......Liquidation; Dissolution; Bankruptcy.


     Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Corporation, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings (each such event, if any, herein sometimes referred to as a "Proceeding"), the holders of all Senior Indebtedness of the Corporation will first be entitled to receive payment in full of Allocable Amounts due on or in respect of such Senior Indebtedness, before any payment is made by the Corporation of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Corporation subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of the principal of or interest on the Securities (including Compounded Interest and Additional Sums (if any) or any other amounts which may be due on the Securities pursuant to the terms hereof or thereof) or on account of the purchase or other acquisition of Securities by the Corporation or any Subsidiary; and upon any such Proceeding, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, which the Securityholders or the Debenture Trustee would be entitled to receive from the Corporation, except for the provisions of this Article XV, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of Senior Indebtedness of the Corporation (pro rata to such holders on the basis of the respective Allocable Amounts of Senior Indebtedness held by such holders, as calculated by the Corporation) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Allocable Amounts of Senior Indebtedness in full, in money or moneys worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Debenture Trustee.


     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character prohibited by the foregoing, whether in cash, property or securities, including any Junior Subordinated Payment, shall be received by the Debenture Trustee, or any Securityholder, before the Allocable Amounts of all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, or otherwise in a manner satisfactory to the holders of the Senior Indebtedness, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Debenture Trustee or, as the case may be, such Securityholder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Corporation for application to the payment of all Allocable Amounts due or to become due on all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Allocable Amounts due or to become due on all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.


     For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of Senior Indebtedness that may at the time be outstanding. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a Proceeding for the purposes of this Section 15.3 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture. Nothing in
Section 15.2 or in this Section 15.3 shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to Section 6.6 of this Indenture.


SECTION 15.4......Subrogation.


     Subject to the payment in full of all Allocable Amounts of Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Debenture Trustee would be entitled except for the provisions of this
Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior

Indebtedness by Securityholders
or the Debenture Trustee, shall, as between the Corporation, its creditors other than holders of Senior Indebtedness of the Corporation, and the holders of the Securities, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.


     Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Corporation and the holders of the Securities, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Securities the principal of and interest (including Compounded Interest and Additional Sums, if any) on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Corporation, as the case may be, other than their rights in relation to the holders of Senior Indebtedness of the Corporation, nor shall anything herein or therein prevent the Debenture Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.


SECTION 15.5......Debenture Trustee to Effectuate Subordination.


     Each Securityholder, by such Securityholder's acceptance thereof, authorizes and directs the Debenture Trustee on such Securityholder's behalf to take such action (as the Debenture Trustee, in its discretion, deems necessary or appropriate, upon instruction or otherwise) to effectuate the subordination provided in this Article XV and appoints the Debenture Trustee such Securityholder's attorney-in-fact for any and all such purposes.


SECTION 15.6......Notice by the Corporation.


     The Corporation shall give prompt written notice to a Responsible Officer of the Debenture Trustee of any fact known to the Corporation that would prohibit the making of any payment of monies to or by the Debenture Trustee in respect of the Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Debenture Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Debenture Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Debenture Trustee shall have received written notice thereof from the Corporation or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Debenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Debenture Trustee shall not have received the notice provided for in this Section 15.6 at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest (including Compounded Interest and

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

Additional Sums, if any) on any Security, then, anything herein contained to the contrary notwithstanding, the Debenture Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.


     The Debenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on a written notice delivered to it by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Debenture Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this
Article XV, the Debenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Debenture Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Debenture Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


     Upon any payment or distribution of assets of the Corporation referred to in this Article XV, the Debenture Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Debenture Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.


     SECTION  15.7......Rights  of the  Debenture  Trustee;  Holders  of  Senior
Indebtedness.


     The Debenture Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Debenture Trustee of any of its rights as such holder.


     With respect to the holders of Senior Indebtedness of the Corporation, the Debenture Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Debenture Trustee. The Debenture Trustee shall not be deemed to owe any fiduciary duty to the holders of such
Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Debenture Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Corporation or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.


     Nothing in this Article XV shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to Section 6.6.


SECTION 15.8......Subordination May Not Be Impaired.


     No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.


     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Corporation may, at any time and from time to time, without the consent of or notice to the Debenture Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation, as the case may be, and any other Person.


SECTION 15.9......Certain Conversions or Exchanges Not Deemed Payment.


     For the purposes of this Article XV only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of or interest (including any Defaulted Interest) on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than shares of any stock of any class of the Corporation and Indebtedness ranking junior to the Securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security.

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

     For purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Corporation and (ii) securities of the
Corporation   which  are   subordinated  in  right  of  payment  to  all  Senior
Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article XV.


                                       ARTICLE XVI
                            EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 16.1......Extension of Interest Payment Period.


     So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable, provided that no Extended Interest Payment Period shall end on a date other than an Interest Payment Date or extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.1, will bear interest thereon at the Coupon Rate compounded quarterly for each quarterly period during the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Corporation shall pay all interest accrued and unpaid on the Securities, including any Additional Sums and Compounded Interest (together, "Deferred Interest"), that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the record date immediately preceding the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, and so long as no Event of Default has occurred and is occurring, the Corporation may further defer payments of interest by further extending such Extended Interest Payment Period, provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not (i) exceed 20 consecutive quarterly periods, including the first such quarterly period during such Extended Interest Payment Period, (ii) end on a date other than an Interest Payment Date or (iii) extend beyond the Maturity Date of the Securities. Upon the termination of any Extended Interest Payment Period and the payment of all amounts then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Corporation may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.


SECTION 16.2......Notice of Extension.


     (a) If the Property Trustee is the only holder of the Securities at the time the Corporation elects to commence an Extended Interest Payment Period, the Corporation shall give written notice to the Administrative Trustees, the Property Trustee and the Debenture Trustee of its election to commence such Extended Interest Payment Period at least five Business Days before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities would have been payable, and (ii) the date the Property Trustee is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or automated quotation system or to holders of the Preferred Securities, but in any event at least five Business Days before such record date.


     (b) If the Property Trustee is not the only holder of the Securities at the time the Corporation elects to commence an Extended Interest Payment Period, the Corporation shall give the holders of the Securities and the Debenture Trustee written notice of its election of such Extended Interest Payment Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, and (ii) the date the Debenture Trustee is required to give notice of the record or payment date of such interest payment to any national securities exchange.


     (c) The quarterly period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.2 shall be counted as one of the 20 quarterly periods permitted in the maximum Extended Interest Payment Period permitted under Section 16.1.


     The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                             VALLEY NATIONAL BANCORP


                             By:     /s/ Alan D. Eskow
                             Name:   Alan D. Eskow
                             Title:  Executive Vice President and
                                     Chief Financial Officer



                             THE BANK OF NEW YORK,
                             as Debenture Trustee


                             By:     /s/ Julie Salovitch-Miller
                             Name:   Julie Salovitch-Miller
                             Title:   Vice President

                                 EXHIBIT A
                               [FACE OF SECURITY]

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.


     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                 No. 1 .................. CUSIP No. 919794 AA 5
                       SUBORDINATED DEBENTURE CERTIFICATE
                             VALLEY NATIONAL BANCORP
              7 3/4% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE


                              DUE DECEMBER 15, 2031


     Valley National Bancorp, a New Jersey corporation (the "Corporation," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, as Property Trustee of VNB Capital Trust I under that certain Amended and Restated Declaration of Trust dated as of November 7, 2001 or registered assigns, the principal sum of $180,412,375 on December 15, 2031 (the "Maturity Date"), unless previously prepaid, and to pay interest on the outstanding principal amount hereof from November 7, 2001, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 15th, June 15th, September 15th, and December 15th of each year, commencing December 15, 2001 at the rate of 7 3/4% per annum, until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly ("Compounded Interest"). The amount of interest payable hereon shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which the principal of or interest on this Security is payable is not a Business Day (as defined in the Indenture), then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. Pursuant to the Indenture, in certain circumstances the Corporation will be required to pay Additional Sums (as defined in the Indenture) with respect to this Security.


     The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be at the close of business on the 1st day of the month in which the relevant Interest Payment Date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Debenture Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.


     The principal of and interest (including Compounded Interest and Additional Sums, if any) on this Security shall be payable at the office or agency of the Debenture Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Corporation by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.


     Notwithstanding the foregoing, so long as the holder of this Security is the Property Trustee of VNB Capital Trust I, the payment of the principal of and interest (including Compounded Interest and Additional Sums, if any) on this Security will be made at such place and to such account as may be designated by such Property Trustee.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Debenture Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Debenture Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.


     This Security shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Debenture Trustee.


     The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed and sealed this 7th day of November, 2001.


                                        VALLEY NATIONAL BANCORP


                                        By: /s/ Alan D. Eskow
                                            Alan D. Eskow
                                            Executive Vice President and
                                            Chief Financial Officer
Attest:


By:   /s/ Christine Mozer-Baldyga
      Name:  Christine Mozer-Baldyga
      Title:    First Vice President and Controller


                               CERTIFICATE OF AUTHENTICATION

     This is one of the 7 3/4% Junior Subordinated Deferrable Interest Debentures of VALLEY NATIONAL BANCORP referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
not in its individual capacity but solely as Debenture Trustee



By:      /s/ Julie Salovitch-Miller
         Julie Salovitch-Miller
         Vice President

Dated:  November 7, 2001

                              [REVERSE OF SECURITY]
                           7 3/4% SUBORDINATED DEBENTURE

     This Security is one of the Securities of the Corporation (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of November 7, 2001 (the "Indenture"), duly executed and delivered between the Corporation and The Bank of New York, as Debenture Trustee (the "Debenture Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Debenture Trustee, the Corporation and the holders of the Securities. The Securities are limited in aggregate principal amount as specified in the Indenture.


     Upon the occurrence and continuation of a Special Event (as defined in the Indenture) prior to November 7, 2006 (the "Initial Optional Redemption Date"), the Corporation shall have the right, at any time within 90 days following the occurrence of such Special Event, to prepay this Security in whole (but not in part) at the Special Event Prepayment Price. "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Securities following a Special Event, an amount in cash equal to 100% of the principal amount of the Securities to be prepaid, plus any accrued and unpaid interest (including Compounded Interest and Additional Sums, if any) thereon to the date of such prepayment.


     In addition, the Corporation shall have the right to prepay this Security, in whole or in part, at any time on or after the Initial Optional Redemption Date (an "Optional Prepayment"), at 100% of the principal amount of this Security plus, in each case, accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) thereon to the applicable date of prepayment (the "Optional Prepayment Price").


     The Prepayment Price shall be paid prior to 12:00 noon, New York City time, on the date of such prepayment or at such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Prepayment Price by 10:00 a.m., New York City time, on the date such Prepayment Price is to be paid. Any prepayment pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days' prior written notice.


     If the Securities are only partially prepaid by the Corporation pursuant to an Optional Prepayment, the particular Securities to be prepaid shall be selected on a pro rata basis from the outstanding Securities not previously called for prepayment; provided, however, that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Securityholder thereof and may be made by making such adjustments as the Corporation deems fair and appropriate in order that only Securities in denominations of $25 or integral multiples thereof shall be prepaid. In the event of prepayment of this Security in part only, a new Security or Securities for the portion hereof that has not been prepaid will be issued in the name of the holder hereof upon the cancellation hereof.


     Notwithstanding  the  foregoing,   any  prepayment  of  Securities  by  the
Corporation shall be subject to the receipt of any and all required regulatory approvals.


     In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.


     The Indenture contains provisions permitting the Corporation and the Debenture Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding (as defined in the Indenture), to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) change the Maturity Date of any Security, or reduce the rate or extend the time of payment of interest thereon (subject to Article XVI of the Indenture), or reduce the principal amount thereof, or change any of the prepayment provisions or make the principal thereof or any interest thereon payable in any coin or currency other than U.S. dollars, or impair or affect the right of any holder of Securities to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or interest on any of the Securities or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.


     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest (including Compounded Interest and Additional Sums, if any) on this Security at the time and place and at the rate and in the money herein prescribed.


     So long as no Event of Default shall have occurred and be continuing, the Corporation shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period (an "Extended Interest Payment Period") of such Securities for a period not (i) exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period, (ii) extending beyond the Maturity Date of the Securities or (iii) ending on a date other than an Interest Payment Date, at the end of which period the Corporation shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extended Interest Payment Period, the Corporation may further defer payments of interest by further extending such Extended Interest Payment Period, provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, (i) shall not exceed 20 consecutive quarterly periods including the first quarterly period during such Extended Interest Payment Period, (ii) shall not end on any date other than an Interest Payment Date, and (iii) shall not extend beyond the Maturity Date of the Securities. Upon the termination of any such Extended Interest Payment Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Corporation may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.


     The Corporation has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock,
(ii) make any payment of principal of or interest on or repay, repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Preferred Securities Guarantee, as defined in the Indenture, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit or compensation plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans), if at such time (1) there shall have occurred any event of which the Corporation has actual knowledge that (a) is a Default or an Event of Default and (b) in respect of which the Corporation shall not have taken reasonable steps to cure, (2) such Securities are held by the Property Trustee of VNB Capital Trust I and the Corporation shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee or (3) the Corporation shall have given notice of its election to exercise its right to commence an Extended Interest Payment Period and shall not have rescinded such notice, and such Extended Interest Payment Period or any extension thereof shall have commenced and be continuing.


     Subject to (i) the Corporation having received any required regulatory approvals and (ii) the Administrative Trustees of VNB Capital Trust I having received an opinion of counsel to the effect that such distribution will not cause the holders of Preferred Securities to recognize gain or loss for federal income tax purposes, the Corporation will have the right at any time to liquidate the Trust and, after satisfaction of liabilities of creditors of the Trust as required by applicable law, to cause the Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust.


     By acceptance hereof, the holder hereof agrees, for United States federal income tax purposes, to treat this Security as indebtedness.


     As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in the Borough of Manhattan, the City of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation or the Debenture Trustee duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.


     Prior to due presentment for registration of transfer of this Security, the Corporation, the Debenture Trustee, any authenticating agent, any paying agent, any transfer agent and the Security Registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Corporation nor the Debenture Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any Security Registrar shall be affected by any notice to the contrary.


     No recourse shall be had for the payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, employee, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.


     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.


     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                                                       EXHIBIT 99.4

                    PREFERRED SECURITIES GUARANTEE AGREEMENT

                             VALLEY NATIONAL BANCORP

                          Dated as of November 7, 2001

                              CROSS REFERENCE TABLE
                         Section of Section of Guarantee
                Trust Indenture Agreement Act of 1939, as amended

310(a)...................................................................4.1(a)
310(b)................................................................8, 4.1(c)
310(c).....................................................................N/A
311(a)...................................................................2.2(b)
311(b)...................................................................2.2(b)
311(c).....................................................................N/A
312(a)...................................................................2.2(a)
312(b)...................................................................2.2(b)
312(c).....................................................................N/A
313........................................................................2.3
314(a).....................................................................2.4
314(b).....................................................................N/A
314(c).....................................................................2.5
314(d).....................................................................N/A
314(e)...........................................................1.1, 2.5, 3.2
314(f)................................................................2.1, 3.2
315(a)...........................................................3.1(d), 3.2(a)
315(b).....................................................................2.7
315(c)...................................................................3.1(c)
315(d).....................................................3.1(d), 3.2(a), 8.1
315(e).....................................................................N/A
316(a)...........................................................1.1, 2.6, 5.4
316(b)................................................................5.3, 5.4
316(c).....................................................................9.2
317(a).....................................................................N/A
317(b).....................................................................N/A
318(a)...................................................................2.1(a)
318(b)...................................................................2.1(b)
318(c)...................................................................2.1(b)
________________________

*  This   Cross-Reference   Table  does  not  constitute   part  of
this  Guarantee   Agreement  and  shall  not  affect  the interpretation of any of its terms or  provisions.

                                TABLE OF CONTENTS
                                                                          Page
ARTICLE I        ......................................................... 4

   SECTION 1.1   Definitions and Interpretation............................4
ARTICLE II       ......................................................... 7

   SECTION 2.1   Trust Indenture Act; Application..........................7
   SECTION 2.2   Lists of Holders of Securities............................8
   SECTION 2.3   Reports by the Preferred Securities Guarantee Trustee.....8
   SECTION 2.4   Periodic Reports..........................................8
   SECTION 2.5   Evidence of Compliance with Conditions Precedent..........9
   SECTION 2.6   Waiver of Events of Default...............................9
   SECTION 2.7   Notice of Events of Default...............................9
   SECTION 2.8   Conflicting Interests.....................................10
ARTICLE III      ..........................................................10

   SECTION 3.1   Powers and Duties of the Preferred Securities Guarantee
                         Trustee...........................................10
   SECTION 3.2   Certain Rights of Preferred Securities Guarantee Trustee..12
   SECTION 3.3   Not Responsible for Recitals or Issuance of Preferred
                         Securities Guarantee..............................14
ARTICLE IV       ......................................................... 14

   SECTION 4.1   Capital Securities Guarantee Trustee; Eligibility.........14
   SECTION 4.2   Appointment, Removal and Resignation of Preferred
                         Securities Guarantee Trustee......................15
ARTICLE V        ......................................................... 16

   SECTION 5.1   Guarantee.................................................16
   SECTION 5.2   Waiver of Notice and Demand...............................16
   SECTION 5.3   Obligations Not Affected..................................16
   SECTION 5.4   Rights of Holders.........................................17
   SECTION 5.5   Guarantee of Payment......................................18
   SECTION 5.6   Subrogation...............................................18
   SECTION 5.7   Independent Obligations...................................18
ARTICLE VI       ..........................................................18

   SECTION 6.1   Limitation of Transactions................................18
   SECTION 6.2   Ranking...................................................19
ARTICLE VII      ..........................................................19

   SECTION 7.1   Termination...............................................19
ARTICLE VIII     ..........................................................20

   SECTION 8.1   Exculpation...............................................20
   SECTION 8.2   Compensation and Indemnification..........................20
ARTICLE IX       ..........................................................21

   SECTION 9.1   Successors and Assigns....................................21
   SECTION 9.2   Amendments................................................21

   SECTION 9.3   Notices...................................................21
   SECTION 9.4   Benefit...................................................22
   SECTION 9.5   Governing Law.............................................22

                         PREFERRED SECURITIES GUARANTEE AGREEMENT

     This PREFERRED SECURITIES GUARANTEE AGREEMENT (the "Preferred Securities Guarantee"), dated as of November 7, 2001 is executed and delivered by VALLEY NATIONAL BANCORP, a New Jersey corporation (the "Guarantor"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Preferred Securities Guarantee Trustee" or "Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of VNB CAPITAL TRUST I, a Delaware statutory business trust (the "Issuer").


     WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of November 7, 2001, by and among the trustees of the Issuer named therein, the Guarantor, as sponsor, and the Holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof 7,000,000 Preferred securities, having a liquidation amount of $25 per security and an aggregate liquidation amount of $175,000,000 (or up to $200,000,000 aggregate liquidation amount of additional Preferred Securities pursuant to an overallotment option granted to the underwriters of the Preferred Securities), such Preferred securities being designated the 7 3/4% Trust Originated Preferred Securitiessm ("TOPrSsm") (the "Preferred Securities").


     WHEREAS, as incentive for the Holders to purchase the Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Preferred Securities Guarantee, to pay the Guarantee Payments (as defined herein) to the Holders of the Preferred Securities, and the Guarantor agrees to make certain other payments on the terms and conditions set forth herein.


     WHEREAS, the Guarantor is also executing and delivering the Common Securities Guarantee Agreement, dated as of November 7, 2001 (the "Common Securities Guarantee"), for the benefit of the holders of the Common Securities (as defined herein), the terms of which provide that if an Event of Default (as defined in the Declaration) has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee are subordinated, to the extent and in the manner set forth in the Common Securities Guarantee, to the rights of Holders of Preferred Securities to receive Guarantee Payments under this Preferred Securities Guarantee.


     NOW, THEREFORE, in consideration of the purchase by each Holder of the Preferred Securities, which purchase the Guarantor hereby acknowledges shall benefit the Guarantor, the Guarantor executes and delivers this Preferred Securities Guarantee for the benefit of such Holders.

                                          ARTICLE I
                                 DEFINITIONS AND INTERPRETATION

                  SECTION 1.1   Definitions and Interpretation


     In this Preferred Securities Guarantee, unless the context otherwise requires:


     (a) capitalized terms used in this Preferred Securities Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;


     (b) terms defined in the Declaration as in effect at the date of execution of this Preferred Securities Guarantee have the same meaning when used in this Preferred Securities Guarantee unless otherwise defined in this Preferred Securities Guarantee;


     (c) a term defined anywhere in this Preferred Securities Guarantee has the same meaning throughout;


     (d) all references to "the Preferred Securities Guarantee" or "this Preferred Securities Guarantee" are references to this Preferred Securities Guarantee as modified, supplemented or amended from time to time;


     (e) all references in this Preferred Securities Guarantee to Articles and Sections are references to Articles and Sections of this Preferred Securities Guarantee, unless otherwise specified;


     (f) a term defined in the Trust Indenture Act has the same meaning when used in this Preferred Securities Guarantee, unless otherwise defined in this Preferred Securities Guarantee or unless the context otherwise requires; and


     (g) a reference to the singular includes the plural and vice versa.


     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act of 1933, as amended, or any successor rule thereunder.


     "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in Wilmington, Delaware, Wayne, New Jersey or New York, New York are authorized or required by law or executive order to remain closed.


     "Common Securities" shall mean the securities representing common undivided beneficial interests in the assets of the Issuer.

     "Corporate Trust Office" shall mean the office of the Preferred Securities Guarantee Trustee at which the corporate trust business of the Preferred Securities Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 5 Penn Plaza, 13th Floor, New York, New York 10001.


     "Covered Person" shall mean any Holder or beneficial owner of Preferred Securities.


     "Debentures" shall mean the series of subordinated debt securities of the Guarantor designated the 7 3/4% Junior Subordinated Deferrable Interest Debentures due December 15, 2031, held by the Property Trustee (as defined in the Declaration) of the Issuer.


     "Event of Default" shall mean a default by the Guarantor on any of its payment or other obligations under this Preferred Securities Guarantee; provided, however, that, except with respect to default in respect of any Guarantee Payment, no default by the Guarantor hereunder shall constitute an Event of Default unless the Guarantor shall have received written notice of the default and shall not have cured such default within 60 days after receipt thereof.


     "Guarantee Payments" shall mean the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by or on behalf of the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Declaration) that are required to be paid on such Preferred Securities, to the extent the Issuer has funds available therefor at such time, (ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price"), to the extent the Issuer has funds available therefor at such time, with respect to any Preferred Securities called for redemption, and (iii) upon a voluntary or involuntary dissolution, winding up or liquidation of the Issuer (other than in connection with the distribution of Debentures to the Holders in exchange for Preferred Securities or in connection with the redemption of the Preferred Securities, in each case as provided in the Declaration), the lesser of (a) the aggregate of the liquidation amount and all accumulated and unpaid Distributions on the Preferred Securities to the date of payment, to the extent the Issuer has funds available therefor at such time, and (b) the amount of assets of the Issuer remaining available for distribution to Holders after satisfaction of liabilities to creditors of the Issuer as required by applicable law (in either case, the "Liquidation Distribution"). If an Event of Default hereunder or an Event of Default under the Declaration (as defined therein) has occurred and is continuing, no Guarantee Payments under the Common Securities Guarantee with respect to the Common Securities or any guarantee payment under the Common
Securities Guarantee or any Other Common Securities Guarantee shall be made until the Holders of the Preferred Securities shall be paid in full the Guarantee Payments to which they are entitled under this Preferred Securities Guarantee.


     "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that, in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Person actually known to a

Responsible  Officer of
the Preferred Securities Guarantee Trustee to be an Affiliate of the Guarantor.


     "Indemnified Person" shall mean the Preferred Securities Guarantee Trustee (including in its individual capacity), any Affiliate of the Preferred Securities Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Preferred Securities Guarantee Trustee.


     "Indenture" shall mean the Indenture, dated as of November 7, 2001, between Valley National Bancorp, as issuer of Debentures (the "Debenture Issuer"), and The Bank of New York, as trustee, pursuant to which the Debentures are to be issued to the Property Trustee of the Issuer.


     "Majority in Liquidation Amount of the Preferred Securities" shall mean, except as provided by the Trust Indenture Act, a vote by Holder(s) of the Preferred Securities, voting separately as a class, of more than 50% of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to but excluding the date upon which the voting percentages are determined) of all outstanding Preferred Securities, excluding Preferred Securities held by the Guarantor, the Issuer or any Affiliate thereof.


     "Officers' Certificate" shall mean, with respect to any Person, a certificate signed by the Chairman, the Vice Chairman, the Chief Executive Officer, the President, an Executive or Senior Vice President, a Vice President, the Chief Financial Officer and the Secretary or an Assistant Secretary. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Preferred Securities Guarantee shall include:


     (a) a statement that each officer signing the Officers' Certificate has read the covenants or conditions and the definitions relating thereto;


     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officer's Certificate;


     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and


     (d) a statement as to whether or not, in the opinion of each such officer, such condition or covenant has been complied with.


     "Other Common Securities Guarantees" shall have the same meaning as "Other Guarantees" in the Common Securities Guarantee.

     "Other Debentures" shall mean all junior subordinated debentures, other than the Debentures (as defined in the Indenture), issued by the Guarantor, from time to time and sold to trusts other than the Issuer to be established by the Guarantor (if any), in each case similar to the Issuer.


     "Other Guarantees" shall mean all guarantees, other than this Preferred Securities Guarantee, to be issued by the Guarantor with respect to preferred securities (if any) similar to the Preferred Securities, issued by trusts other than the Issuer to be established by the Guarantor (if any), in each case similar to the Issuer.


     "Person" shall mean a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.


     "Preferred Securities Guarantee Trustee" shall mean The Bank of New York, as Trustee under the Preferred Securities Guarantee, unless and until a Successor Preferred Securities Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Preferred Securities
Guarantee and thereafter means each such Successor Preferred Securities Guarantee Trustee.


     "Responsible Officer" shall mean, with respect to a Person, any officer with direct responsibility for the administration of any matters relating to this Preferred Securities Guarantee.


     "Successor Preferred Securities Guarantee Trustee" shall mean a successor Preferred Securities Guarantee Trustee possessing the qualifications to act as Preferred Securities Guarantee Trustee under Section 4.1.


     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.


     "Trust Securities" shall mean the Common Securities and the Preferred Securities, collectively.


                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1   Trust Indenture Act; Application


     (a) This Preferred Securities Guarantee is subject to the provisions of the Trust Indenture Act that are required to be part of this Preferred Securities Guarantee and shall, to the extent applicable, be governed by such provisions.

     (b) If and to the extent that any provision of this Preferred Securities Guarantee limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control. If any provision of this Preferred Securities Guarantee modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the modified or excluded provision of the Trust Indenture Act shall be deemed to apply to this Preferred Securities Guarantee as so modified or excluded, as the case may be.


SECTION 2.2   Lists of Holders of Securities


     (a) The Guarantor shall provide the Preferred Securities Guarantee Trustee (unless the Preferred Securities Guarantee Trustee is otherwise the registrar of the Preferred Securities) with a list, in such form as the Preferred Securities Guarantee Trustee may reasonably require, of the names and addresses of the Holders of the Preferred Securities ("List of Holders") as of such date, (i) within fourteen (14) days after each record date for payment of Distributions (as defined in the Declaration), and (ii) at any other time within 30 days of receipt by the Guarantor of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Preferred Securities Guarantee Trustee; provided, however, that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Preferred Securities Guarantee Trustee by the Guarantor. The Preferred Securities Guarantee Trustee may destroy any List of Holders previously given to it upon receipt of a new List of Holders.


     (b) The Preferred Securities Guarantee Trustee shall comply with its obligations under Sections 31l(a), 31l(b) and Section 312(b) of the Trust Indenture Act.


SECTION 2.3   Reports by the Preferred Securities Guarantee Trustee


     By June 14 of each year, commencing June 14, 2002, the Preferred Securities Guarantee Trustee shall provide to the Holders of the Preferred Securities such reports, dated as of May 15 of each year, as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Preferred Securities Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.


SECTION 2.4   Periodic Reports


     The Guarantor shall provide to the Preferred Securities Guarantee Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Preferred Securities Guarantee Trustee is for informational purposes only and the Preferred Securities Guarantee Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Guarantor's compliance with any of its covenants hereunder (as to which the Preferred Securities Guarantee Trustee is entitled to rely exclusively on Officers' Certificates).


SECTION 2.5   Evidence of Compliance with Conditions Precedent


     The Guarantor shall provide to the Preferred Securities Guarantee Trustee such evidence of compliance with the conditions precedent, if any, provided for in this Preferred Securities Guarantee that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.


SECTION 2.6   Waiver of Events of Default


     The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Preferred Securities Guarantee, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.


SECTION 2.7   Notice of Events of Default


     (a) The Preferred Securities Guarantee Trustee shall, within 10 Business Days after the occurrence of an Event of Default with respect to this Preferred Securities Guarantee actually known to a Responsible Officer of the Preferred Securities Guarantee Trustee, transmit by mail, first class postage prepaid, to all Holders of the Preferred Securities, notices of all such Events of Default, unless such Events of Default have been cured before the giving of such notice; provided, however, that, except in the case of an Event of Default arising from the non-payment of any Guarantee Payment, the Preferred Securities Guarantee Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Preferred Securities Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.


     (b) The Preferred Securities Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Preferred Securities Guarantee Trustee shall have received written notice, or a Responsible Officer of the Preferred Securities Guarantee Trustee charged with the administration of the Declaration shall have obtained actual knowledge, of such Event of Default.

SECTION 2.8   Conflicting Interests


     The Declaration shall be deemed to be specifically described in this Preferred Securities Guarantee for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.


SECTION 2.9   Guarantee Trustee May File Proofs of Claim


     Upon the occurrence of an Event of Default, the Trustee is hereby authorized to (a) recover judgment, in its own name and as trustee of an express trust, against the Guarantor for the whole amount of any Guarantee Payments remaining unpaid and (b) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have its claims and those of the Holders of the Preferred Securities allowed in any judicial proceedings relative to the Guarantor, its creditors or its property.


                                   ARTICLE III
                          POWERS, DUTIES AND RIGHTS OF
                     PREFERRED SECURITIES GUARANTEE TRUSTEE

SECTION 3.1   Powers and Duties of the Preferred Securities Guarantee Trustee


     (a) This Preferred Securities Guarantee shall be held by the Preferred Securities Guarantee Trustee for the benefit of the Holders of the Preferred Securities, and the Preferred Securities Guarantee Trustee shall not transfer this Preferred Securities Guarantee to any Person except a Holder of the Preferred Securities exercising his or her rights pursuant to Section 5.4(b) or to a Successor Preferred Securities Guarantee Trustee on acceptance by such Successor Preferred Securities Guarantee Trustee of its appointment to act as Successor Preferred Securities Guarantee Trustee. The right, title and interest of the Preferred Securities Guarantee Trustee shall automatically vest in any Successor Preferred Securities Guarantee Trustee, and such vesting and succession of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Preferred Securities Guarantee Trustee.


     (b) If an Event of Default actually known to a Responsible Officer of the Preferred Securities Guarantee Trustee has occurred and is continuing, the Preferred Securities Guarantee Trustee shall enforce this Preferred Securities Guarantee for the benefit of the Holders of the Preferred Securities.


     (c) The Preferred Securities Guarantee Trustee, before the occurrence of any Event of Default (of which, other than a default in respect of any Guarantee Payment, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Preferred Securities Guarantee, and no implied covenants or obligations shall be read into this Preferred Securities Guarantee against the Preferred Securities Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) and is actually known to a Responsible Officer of the Preferred Securities Guarantee Trustee, the Preferred Securities Guarantee Trustee shall exercise such of the rights and powers vested in it by this Preferred Securities Guarantee, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.


     (d) No provision of this Preferred Securities Guarantee shall be construed to relieve the Preferred Securities Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


               (i) prior to the occurrence of any Event of Default (of which, other than a default in respect of any Guarantee Payment, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred:


     (A) the duties and obligations of the Preferred
Securities Guarantee Trustee shall be determined solely by the express provisions of this Preferred Securities Guarantee, and the Preferred Securities Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Preferred Securities Guarantee, and no implied covenants or obligations shall be read into this Preferred Securities Guarantee against the Preferred Securities Guarantee Trustee; and


     (B) in the absence of bad faith on the part of the Preferred Securities Guarantee Trustee, the Preferred Securities Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Preferred Securities Guarantee Trustee and conforming to the requirements of this Preferred Securities Guarantee; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Preferred Securities Guarantee Trustee, the Preferred Securities Guarantee Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Preferred Securities Guarantee;


     (ii) the Preferred Securities Guarantee Trustee shall not be liable for any errors of judgment made in good faith by a Responsible Officer of the Preferred Securities Guarantee Trustee, unless it shall be proved that the Preferred Securities Guarantee Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts upon which such judgment was made;


     (iii) the Preferred Securities Guarantee Trustee shall not be liable with respect to any actions taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the

Preferred
Securities Guarantee Trustee, or exercising any trust or power conferred upon the Preferred Securities Guarantee Trustee under this Preferred Securities Guarantee; and


     (iv)  no provision of this Preferred  Securities
Guarantee shall require the Preferred Securities Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Preferred Securities Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Preferred Securities Guarantee or indemnity, reasonably satisfactory to the Preferred Securities Guarantee Trustee, against such risk or liability is not reasonably assured to it.


SECTION 3.2   Certain Rights of Preferred Securities Guarantee Trustee


                  (a)  Subject to the provisions of Section 3.1:


     (i) the Preferred Securities Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;


     (ii)  any  direction  or act  of  the  Guarantor
contemplated  by  this  Preferred   Securities  Guarantee  may  be  sufficiently
evidenced by an Officers' Certificate;


     (iii) whenever, in the administration of this Preferred Securities Guarantee, the Preferred Securities Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Preferred Securities Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate, which, upon receipt of such request, shall be promptly delivered by the Guarantor;


     (iv) the Preferred Securities Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument or other document (or any rerecording, refiling or registration thereof);


     (v) the Preferred Securities Guarantee Trustee may consult with counsel of its selection, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; and such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees; and the Preferred Securities Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Preferred Securities Guarantee from any court of competent jurisdiction;

     (vi) the Preferred Securities Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Preferred Securities Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Preferred Securities Guarantee Trustee such security and indemnity, reasonably satisfactory to the Preferred Securities Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Preferred Securities Guarantee Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Preferred Securities Guarantee Trustee, provided, however, that nothing contained in this Section 3.2(a)(vi) shall be taken to relieve the Preferred Securities Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Preferred Securities Guarantee;


     (vii) the Preferred Securities Guarantee Trustee shall have no obligation to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Preferred Securities Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;


     (viii)   the  Preferred   Securities   Guarantee
Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or
attorneys,   and  the  Preferred  Securities  Guarantee  Trustee  shall  not  be responsible for any misconduct or negligence on the part of any such person appointed with due care by it hereunder;


     (ix)   any   action   taken  by  the   Preferred
Securities Guarantee Trustee or its agents hereunder shall bind the Holders of the Preferred Securities, and the signature of the Preferred Securities
Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Preferred Securities Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Preferred Securities Guarantee, both of which shall be conclusively evidenced by the Preferred Securities Guarantee Trustee's or its agent's taking such action;


     (x) whenever in the administration of this Preferred Securities Guarantee the Preferred Securities Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Preferred Securities Guarantee Trustee, (i) may request instructions from the Holders of a Majority in Liquidation Amount of the Preferred Securities, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions; and


     (xi) the Preferred Securities Guarantee Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Preferred Securities Guarantee.


     (b) No provision of this Preferred Securities Guarantee shall be deemed to impose any duty or obligation on the Preferred Securities Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Preferred Securities Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Securities Guarantee Trustee shall be construed to be a duty.


     SECTION  3.3  Not   Responsible  for  Recitals  or  Issuance  of  Preferred
Securities Guarantee


     The recitals contained in this Preferred Securities Guarantee shall be taken as the statements of the Guarantor, and the Preferred Securities Guarantee Trustee does not assume any responsibility for their correctness. The Preferred Securities Guarantee Trustee makes no representation as to the validity or sufficiency of this Preferred Securities Guarantee.


                                   ARTICLE IV
                     PREFERRED SECURITIES GUARANTEE TRUSTEE

SECTION 4.1   Preferred Securities Guarantee Trustee; Eligibility


     (a) There shall at all times be a Preferred Securities Guarantee Trustee that shall


          (i)  not be an Affiliate of the Guarantor; and


          (ii) be a corporation or other Person organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Securities and Exchange Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority; it being understood that if such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.1(a)(ii) and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.


     (b) If at any time the Preferred Securities Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Preferred Securities Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c).

     (c) If the Preferred Securities Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Preferred Securities Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.


     SECTION 4.2 Appointment, Removal and Resignation of Preferred Securities Guarantee Trustee


     (a) Subject to Section 4.2(b), the Preferred Securities Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor except during an Event of Default.


     (b) The Preferred Securities Guarantee Trustee shall not be removed in accordance with Section 4.2(a) until a Successor Preferred Securities Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Preferred Securities Guarantee Trustee and delivered to the Guarantor.


     (c) The Preferred Securities Guarantee Trustee shall hold office until a Successor Preferred Securities Guarantee Trustee shall have been appointed, subject to Section 4.1, or until its removal or resignation. The Preferred Securities Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Preferred Securities Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Preferred Securities Guarantee Trustee has been appointed, subject to Section 4.1, and has accepted such appointment by instrument in writing executed by such Successor Preferred Securities Guarantee Trustee and delivered to the Guarantor and the resigning Preferred Securities Guarantee Trustee.


     (d) If no Successor Preferred Securities Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery of an instrument of removal or resignation, the Preferred Securities Guarantee Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor Preferred Securities Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Preferred Securities Guarantee Trustee.


     (e) No Preferred Securities Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Preferred Securities Guarantee Trustee.


     (f) Upon termination of this Preferred Securities Guarantee or removal or resignation of the Preferred Securities Guarantee Trustee pursuant to this
Section 4.2, the Guarantor shall pay to the Preferred Securities Guarantee Trustee all amounts due to the Preferred Securities Guarantee Trustee accrued to the date of such termination, removal or resignation.

                                    ARTICLE V
                                    GUARANTEE

SECTION 5.1   Guarantee


     The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.


SECTION 5.2   Waiver of Notice and Demand


     The Guarantor hereby waives notice of acceptance of this Preferred Securities Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.


SECTION 5.3   Obligations Not Affected


     The obligations, covenants, agreements and duties of the Guarantor under this Preferred Securities Guarantee shall be absolute and unconditional and shall in no way be affected or impaired by reason of the happening from time to time of any event, including without limitation the following, whether or not with notice to, or the consent of, the Guarantor:


     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;


     (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distributions or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distributions or other sums payable that result from the extension of any interest payment period on the Debentures permitted by the Indenture);


     (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;


     (e)  any   invalidity  of,  or  defect  or  deficiency  in,  the  Preferred
Securities;


     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or


     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor; it being the intent of this Section 5.3 that the obligations of the Guarantor with respect to the Guarantee Payments shall be absolute and unconditional under any and all circumstances.


     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.


SECTION 5.4   Rights of Holders


     (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Preferred Securities Guarantee Trustee in respect of this Preferred Securities Guarantee or exercising any trust or power conferred upon the Preferred Securities Guarantee Trustee under this Preferred Securities Guarantee; provided, however, that, subject to Section 3.1, the Preferred Securities Guarantee Trustee shall have the right to decline to follow any such direction if the Preferred Securities Guarantee Trustee shall reasonably and in good faith determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Preferred Securities Guarantee Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Preferred Securities Guarantee Trustee reasonably and in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Preferred Securities Guarantee Trustee in personal liability.


     (b) If the Preferred Securities Guarantee Trustee fails to enforce such Preferred Securities Guarantee, any Holder of the Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce the Preferred Securities Guarantee Trustee's rights under this Preferred Securities Guarantee, without first instituting a legal proceeding against the Issuer, the Preferred Securities Guarantee Trustee or any other person or entity. The Guarantor waives any right or remedy to require that any action be brought first against the Issuer or any other person or entity before proceeding directly against the Guarantor.

SECTION 5.5   Guarantee of Payment


     This Preferred Securities Guarantee creates a guarantee of payment and not of collection.


SECTION 5.6   Subrogation


     The Guarantor shall be subrogated to all (if any) rights of the Holders of Preferred Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Preferred Securities Guarantee; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Preferred Securities Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Preferred Securities Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.


SECTION 5.7   Independent Obligations


     The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Preferred Securities Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (h), inclusive, of Section 5.3 hereof.


                                   ARTICLE VI
                    LIMITATION OF TRANSACTIONS; SUBORDINATION

SECTION 6.1   Limitation of Transactions


     So long as any Preferred Securities remain outstanding, the Guarantor shall not nor permit any subsidiary of the Guarantor to (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Guarantor's capital stock, (ii) make any payment of principal of, or interest, if any, on or repay, repurchase or redeem any debt securities of the Guarantor (including Other Debentures) that rank pari passu with or junior in right of payment to the Debentures, (iii) make any guarantee payments with respect to any guarantee by the Guarantor of the debt securities of any subsidiary of the Guarantor (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Debentures (other than (a) dividends or distributions in shares of, or options, warrants, rights to subscribe for or purchase shares of, common stock of the Guarantor, (b) any declaration of a dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under this Preferred Securities Guarantee, (d) as a result of a reclassification of the Guarantor's capital stock or the exchange or the conversion of one class or series of the Guarantor's capital stock for another class or series of the Guarantor's capital stock, (e) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Guarantor's benefit or compensation plans for its directors, officers or employees or any of the Guarantor's dividend reinvestment plans) if at such time (l) there shall have occurred any event of which the Guarantor has actual knowledge that (A) is a Default or Event of Default (each as defined in the Indenture) and (B) in respect of which the Guarantor shall not have taken reasonable steps to cure,
(2) if the Debentures are held by the Property Trustee, the Guarantor shall be in default with respect to its payment of any obligations under this Preferred Securities Guarantee or (3) the Guarantor shall have given notice of its election of the exercise of its right to commence an Extended Interest Payment Period as provided in the Indenture and shall not have rescinded such notice, and such Extended Interest Payment Period, or an extension thereof, shall have commenced and be continuing, or (iv) amend the Common Securities Guarantee to reduce, suspend or cancel the subordination, to the rights of holders of the Preferred Securities, of Guarantee Payments (as that term is defined in the Common Securities Guarantee with respect to the Common Securities) with respect to the holders of the Common Securities.


SECTION 6.2   Ranking


     The obligations of the Guarantor under this Preferred Securities Guarantee shall rank pari passu with the obligations of the Guarantor under (i) any Other Guarantee, (ii) the Indenture and the Debentures issued thereunder; and (iii) any other security, guarantee or other agreement or obligation that is expressly stated to rank pari passu with the obligations of the Guarantor under this Preferred Securities Guarantee or with any obligation that ranks pari passu with the obligations of the Guarantor under this Preferred Securities Guarantee.


                                   ARTICLE VII
                                   TERMINATION

SECTION 7.1   Termination


     This Preferred Securities Guarantee shall terminate and be of no further force and effect upon (i) full payment of the Redemption Price of all Preferred Securities, (ii) dissolution, winding up or liquidation of the Issuer, immediately following the full payment of the amounts payable in accordance with the Declaration, or (iii) the distribution of all of the Debentures to the Holders of the Trust Securities. Notwithstanding the foregoing, this Preferred Securities Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of the Preferred Securities must restore payment of any sums paid under the Preferred Securities or under this Preferred Securities Guarantee.

                                  ARTICLE VIII
                                 INDEMNIFICATION

SECTION 8.1   Exculpation


     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Preferred Securities Guarantee and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Preferred Securities Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.


     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Preferred Securities might properly be paid.


SECTION 8.2   Compensation and Indemnification


     The Guarantor agrees to pay to the Preferred Securities Guarantee Trustee such compensation for its services as shall be mutually agreed upon by the Guarantor and the Preferred Securities Guarantee Trustee. The Guarantor shall reimburse the Preferred Securities Guarantee Trustee upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Preferred Securities Guarantee Trustee's agents and counsel, except any expense as may be attributable to the negligence or bad faith of the Preferred Securities Guarantee Trustee.


     The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any and all loss, liability, damage, action, suit, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this
Section 8.2 shall survive the termination of this Preferred Securities Guarantee and shall survive the resignation or removal of the Preferred Securities Guarantee Trustee.


                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1   Successors and Assigns


     All guarantees and agreements contained in this Preferred Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity permitted by Section 10.01 of the Indenture or any sale, transfer, conveyance or other disposition of the property of the Guarantor permitted by Section 10.01 of the Indenture, the Guarantor may not assign its rights or delegate its obligations under this Preferred Securities Guarantee.


SECTION 9.2   Amendments


     Except with respect to any changes that do not materially adversely affect the rights of Holders of the Preferred Securities (in which case no consent of such Holders will be required), this Preferred Securities Guarantee may only be amended with the prior approval of the Holders of a Majority in Liquidation Amount of the Preferred Securities. The provisions of Section 12.2 of the Declaration with respect to meetings of Holders of the Trust Securities apply to the giving of such approval. This Preferred Securities Guarantee may not be amended, and no amendment hereof that affects the Preferred Securities Guarantee Trustee's rights, duties or immunities hereunder or otherwise, shall be effective, unless such amendment is executed by the Preferred Securities Guarantee Trustee (which shall have no obligation to execute any such amendment, but may do so in its sole discretion).


SECTION 9.3   Notices


     All notices provided for in this Preferred Securities Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:


     (a) If given to the Issuer, in care of the Administrative Trustee at the Issuer's mailing address set forth below (or such other address as the Issuer may give notice of to the Preferred Securities Guarantee Trustee and the Holders of the Preferred Securities):


                  VNB CAPITAL TRUST I
                  1455 Valley Road
                  Wayne, New Jersey 07470
                  Attention:  Alan D. Eskow
                  Telephone:  (973) 305-8800
                  Telecopier:  (973) 305-8415


     (b) If given to the Preferred Securities Guarantee Trustee, at the Preferred Securities Guarantee Trustee's mailing address set forth below (or such other address as the

Preferred Securities Guarantee Trustee may give notice of to the Holders of the Preferred Securities):


                  THE BANK OF NEW YORK
                  5 Penn Plaza, 13th Floor
                  New York, New York 10001-1810
                  Attention:  Julie Salovitch-Miller
                  Telephone:  (212) 328-7629
                  Telecopier:  (212) 896-7298


     (c) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Preferred Securities Guarantee Trustee and the Holders of the Preferred Securities):


                  VALLEY NATIONAL BANCORP
                  1455 Valley Road
                  Wayne, New Jersey 07470
                  Attention:  Alan D. Eskow
                  Telephone:  (973) 305-8800
                  Telecopier:  (973) 305-8415


     (d) If given to any Holder of the Preferred Securities, at the address set forth on the books and records of the Issuer.


     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.


SECTION 9.4   Benefit


     This Preferred Securities Guarantee is solely for the benefit of the Holders of the Preferred Securities and, subject to Section 3.1(a), is not separately transferable from the Preferred Securities.


SECTION 9.5   Governing Law


     THIS PREFERRED SECURITIES GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

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     This  Preferred  Securities  Guarantee  is  executed as of the day and year first above written.


                    VALLEY NATIONAL BANCORP
                    as Guarantor


                     By:            /s/ Alan D. Eskow
                           Name:    Alan D. Eskow
                           Title:   Executive Vice President and
                                    Chief Financial Officer

                    THE BANK OF NEW YORK
                    as Preferred Securities Guarantee Trustee


                    By:             /s/ Julie Salovitch-Miller
                           Name:    Julie Salovitch-Miller
                           Title:   Vice President

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